Exhibit 10.15

EXECUTION VERSION

COLLATERAL TRUST AGREEMENT

Dated as of July 22, 2011

among

YRC WORLDWIDE INC.,

CERTAIN OF ITS SUBSIDIARIES PARTIES HERETO,

U.S. BANK NATIONAL ASSOCIATION,

as Restructuring Note Indenture Trustee

U.S. BANK NATIONAL ASSOCIATION,

as New Money Note Indenture Trustee

and

U.S. BANK NATIONAL ASSOCIATION,

as Collateral Trustee

TABLE OF CONTENTS

Page
PREAMBLE	1

DECLARATION OF TRUST:	1

-i-

SECTION 5. THE COLLATERAL TRUSTEE		21

5.1	Acceptance of Collateral Trust	21
5.2	Exculpatory Provisions	21
5.3	Delegation of Duties	24
5.4	Reliance by Collateral Trustee	24
5.5	Limitations on Duties of Trustee	26
5.6	Moneys to be Held in Trust	26
5.7	Resignation and Removal of the Collateral Trustee	26
5.8	Status of Successor Collateral Trustee	27
5.9	Merger of the Collateral Trustee	27
5.10	Co-Collateral Trustee; Separate Collateral Trustee	28

SECTION 6. MISCELLANEOUS		29

6.1	Notices	29
6.2	No Waivers	30
6.3	Amendments, Supplements and Waivers	30
6.4	[Reserved]	31
6.5	Headings	31
6.6	Severability	32
6.7	Successors and Assigns; Third Party Beneficiaries	32
6.8	[Reserved]	32
6.9	Acknowledgements	32
6.10	Governing Law	32
6.11	Counterparts	32
6.12	Termination and Release	32
6.13	New Grantors	36
6.14	Inspection by Regulatory Agencies	36
6.15	[Reserved]	36
6.16	Submission to Jurisdiction; Waivers	36
6.17	WAIVERS OF JURY TRIAL	36
6.18	Primary Holder Representatives’ Rights and Protections	37

SECTION 7. DESIGNATION OF SECURED OBLIGATIONS		37

7.1	Designations of Secured Obligations	37
7.2	Designation of Refinancing Debt	37
7.3	Termination of Designation	37

SECTION 8. PROVISIONS RELATING TO SECURED OBLIGATIONS		38

8.1	Controlling Agreement	38
8.2	Incorrect Distribution	38
8.3	Return of Trust Monies	38
8.4	Parties Having Other Relationships	38
8.5	Waivers of Rights	38
8.6	Permitted Exercise of other Rights	39
8.7	Secured Obligations Unconditional	39
8.8	Equal Ranking	40
8.9	No New Liens	40

ii

SECTION 9. LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT	41

Exhibits:

A	Form of Notice of Acceleration
B	Form of Joinder Agreement
C	Form of Notice of Designation

iii

The lien created by this Collateral Trust Agreement on the property described herein is junior and subordinate to the lien on such property created by any security agreement or similar instrument now or hereafter granted to JPMorgan Chase Bank, National Association, as Collateral Agent or as Administrative Agent (as applicable), and its successors and assigns in such property, in accordance with the provisions of the Amended and Restated Intercreditor Agreement dated as of July 22, 2011 among JPMorgan Chase Bank, National Association, as Administrative Agent, Wilmington Trust Company, as Pension Fund Representative, U.S. Bank National Association, as Convertible Note Representative, JPMorgan Chase Bank, N.A., as Administrative Agent under the ABL Credit Agreement, and YRC Worldwide Inc., and the other parties referred to therein, as amended, restated, supplemented or otherwise modified from time to time.

This COLLATERAL TRUST AGREEMENT, dated as of July 22, 2011 (this “Agreement”), among YRC Worldwide Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company from time to time parties hereto (together with the Company, the “Grantors”), U.S. Bank National Association, as Restructuring Note Indenture Trustee, U.S. Bank National Association, as New Money Note Indenture Trustee and U.S. Bank National Association, as Collateral Trustee.

W I T N E S S E T H:

WHEREAS, the Grantors have, pursuant to the terms of the Trust Security Documents (such term and certain other capitalized terms used hereinafter being defined in Section 1.1), granted to the Collateral Trustee, for the benefit of the Secured Parties, security interests in the Collateral to secure the Secured Obligations as provided therein, and

WHEREAS, the Grantors and each Primary Holder Representative acting on behalf of the holders of the Primary Secured Obligations for which it is a representative intend that the Collateral Trustee act as the collateral trustee for the benefit of the Secured Parties pursuant to the terms of this Agreement to receive, hold, maintain, administer and distribute the Trust Estate and to enforce the Trust Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder,

NOW, THEREFORE, in consideration of and subject to the premises and the mutual agreements set forth herein, the parties agree as follows:

DECLARATION OF TRUST:

To secure the payment and performance when due of the Secured Obligations, the Collateral Trustee does hereby declare that it will hold in trust under this Agreement all of its right, title and interest in, to and under the Trust Security Documents and all of the right, title and interest in and to the Collateral whether now existing or hereafter arising (including the Trust Monies) as is granted by the Grantors to the Collateral Trustee under the Trust Security Documents (such right, title and interest in and to the Trust Security Documents and such Collateral being hereinafter referred to as the “Trust Estate”),

TO HAVE AND TO HOLD the Trust Estate unto the Collateral Trustee and its successors in trust under this Agreement and its assigns as hereunder set forth.

IN TRUST NEVERTHELESS, under and subject to the terms and conditions herein set forth, for the benefit of the Secured Parties and as security for the payment and performance of the Secured Obligations;

PROVIDED, HOWEVER, that these presents are upon the condition that if the Grantors, their successors or assigns, shall satisfy the conditions set forth in Section 6.12, then this Agreement, and the estates and rights hereby assigned (with respect to the whole or a portion of the Trust Estate, as applicable), shall automatically cease, terminate and be void with respect to such portion of the Trust Estate or the entire Trust Estate, as applicable; otherwise they shall remain and be in full force and effect; and PROVIDED, in any case, the provisions of Sections 4.3, 4.4, 4.5, 4.6 4.7 and Sections 5.1, 5.2 and 5.4 hereof shall not be affected by such termination.

IT IS HEREBY FURTHER COVENANTED, DECLARED AND AGREED by the Collateral Trustee, the Grantors and each Primary Holder Representative on behalf of the holders of the Primary Secured Obligations represented by such Primary Holder Representative, that the Trust Estate so declared shall be received, held, maintained, administered, applied and distributed and the Trust Security Documents and all interests, rights, powers and remedies of the Collateral Trustee with respect thereto or thereunder shall be enforced and exercised by the Collateral Trustee, subject to the further terms, covenants, conditions and trusts hereinafter set forth.

SECTION 1.

DEFINED TERMS

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the New Money Note Indenture and/or Restructuring Note Indenture used herein shall have the meanings given to them in the New Money Note Indenture and/or Restructuring Note Indenture, as applicable.

(b) The following terms shall have the respective meanings set forth below:

“as Modified” has the meaning given to such phrase in Section 1.1(c).

“Agreement” shall mean this Collateral Trust Agreement as Modified.

“Bank Group Obligations” has the meaning given such term in the Intercreditor Agreement.

“Bankruptcy Law” shall mean each of the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Class” shall mean, as the context may require, the Restructuring Note Class or the New Money Note Class. “Class” also means the Restructuring Note Obligations or the New Money Note Obligations, as the context may require.

“Collateral” shall mean, collectively, all assets in which the Collateral Trustee is granted a security interest (and, in the case of the Security and Collateral Agency Agreement, all assets in which the collateral agent appointed thereunder by the Collateral Trustee and the Bank Group Representative is granted a security interest for the benefit of the Collateral Trustee and the Bank Group Representative on behalf of their respective secured parties) pursuant to this Agreement or any other Trust Security Document; provided that Collateral shall exclude Identified Collateral until the Bank Group Representative determines that its collateral shall include all or any portion of the Identified Collateral and provides written notice thereof to the Company (with a copy of each such written notice to be concurrently provided to the Collateral Trustee by the Bank Group Representative) and upon delivery of each such notice to the Company by the Bank Group Representative the applicable Identified Collateral shall be, and shall be deemed to be, Collateral for all purposes; and provided further, that Collateral shall exclude the Excluded Property.

“Collateral Account” shall have the meaning assigned in Section 3.1.

“Collateral Enforcement Action” shall mean, with respect to any Secured Party, for such Secured Party, whether or not in consultation with any other Secured Party, to exercise, seek to exercise, join any Person in exercising or to institute or to maintain or to participate in any action or proceeding with respect to, any rights or remedies with respect to any Collateral, including (i) instituting or maintaining, or joining any Person in instituting or maintaining, any enforcement, contest, protest, attachment, collection, execution, levy or foreclosure action or proceeding with respect to any Collateral, whether under any Secured Instrument, Trust Security Document or otherwise, (ii) exercising any right of set-off with respect to any Grantor with respect to the Secured Obligations, or (iii) exercising any other right or remedy under the UCC of any applicable jurisdiction or under any Bankruptcy Law or other applicable law.

“Collateral Trustee” shall mean U.S. Bank National Association, in its capacity as collateral trustee pursuant to the terms of this Agreement, and any successor or assignee appointed hereunder.

“Deposit Account Control Agreement” shall have the meaning assigned to such term in the Security Agreement.

“Directing Parties” shall mean:

(1) in the case of matters relating to requests by the Directing Parties to the Grantors to grant or perfect Liens on Collateral as required by any Restructuring Note Document or New Money Note Document, or to request additional information, such applicable Primary Holder Representative; and

(2) in all other cases, including in the case of matters relating to the exercise of rights or remedies (including the taking or refraining from taking of any action) against or in respect of the Collateral or the enforcement of the Trust Security Documents, both Primary Holder Representatives (each Primary Holder Representative determination to be made in accordance with the terms, conditions and provisions of the Indenture applicable to it) and, if the Primary Holder Representatives do not concur, Directing Parties shall mean (a) the New Money Note Indenture Trustee at all times when the New Money Note Obligations represent 25% or greater of the aggregate of the New Money Note Obligations and the Restructuring Note Obligations, or (b) the Majority Holders at all times when the New Money Note Obligations represent less than 25% of the aggregate of the New Money Note Obligations and the Restructuring Note Obligations.

“Distribution Date” shall mean each date fixed by the Collateral Trustee for a distribution to the Secured Parties of funds held in the Collateral Account, the first of which shall be within 30 days after the Collateral Trustee receives a Notice of Acceleration and the remainder of which shall be monthly thereafter (or more frequently if requested by the Directing Parties) on the day of the month corresponding to the first Distribution Date (or, if there be no such corresponding day, the last day of such month) provided that if any such day is not a Business Day, such Distribution Date shall be the next Business Day provided always that at no time shall a Distribution Date occur unless a Notice of Acceleration has been received by the Collateral Trustee and is in effect.

“Excluded Property” shall have the meaning assigned in the Security Agreement.

“Extensions of Credit” shall mean, with respect to any holder of Secured Obligations as of any date, the aggregate outstanding principal amount of all notes under the applicable Secured Instruments held by such holder then outstanding.

“Grantors” shall have the meaning assigned in the preamble hereto.

“Identified Collateral” shall have the meaning assigned in the Security Agreement.

“Indebtedness” shall mean, of any Person at any date, all indebtedness of such Person for borrowed money including, without limitation, contingent and matured obligations in respect of letters of credit.

“Indemnified Parties” shall have the meaning assigned in Section 4.6.

“Indenture Trustees” shall mean the Restructuring Note Indenture Trustee and the New Money Note Indenture Trustee.

“Indentures” shall mean, collectively, the Restructuring Note Indenture and the New Money Note Indenture.

“Insolvency Proceeding” shall mean each of the following, in each case with respect to the Company or any other Grantor: (a) (i) any voluntary or involuntary case or proceeding under any Bankruptcy Law or any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, (ii) any case or proceeding seeking receivership, liquidation, reorganization, winding up or other similar case or proceeding, (iii) any case or proceeding seeking arrangement, adjustment, protection, relief or composition of any debt and (iv) any case or proceeding seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official and (b) any general assignment for the benefit of creditors.

“Intercreditor Agreement” shall mean the Amended and Restated Intercreditor Agreement, dated as of July 22, 2011, among the Bank Group Representative, the Pension Fund Representative (each of the foregoing, as defined therein), the Collateral Trustee and others, as Modified.

“Majority Class Holders” shall mean, on any date, each of the Majority Restructuring Note Class Holders and the Majority New Money Note Class Holders.

“Majority Holders” shall mean, on any date, holders of Restructuring Note Obligations and New Money Note Obligations holding more than 50% of the sum of the aggregate Outstanding Amount of the New Money Notes and Restructuring Notes on such date.

“Majority New Money Note Class Holders” shall mean, on any date, New Money Note Class members holding more than 50% of the aggregate Outstanding Amount of the New Money Notes outstanding on such date.

“Majority Restructuring Note Class Holders” shall mean, on any date, Restructuring Note Class members holding more than 50% of the aggregate Outstanding Amount of the Restructuring Notes outstanding on such date.

“New Money Notes” shall mean the “Securities”, as such term is defined in the New Money Notes Indenture, as Modified.

“New Money Note Class” shall mean, collectively (i) the Secured Parties that are holders of outstanding Extensions of Credit under the New Money Note Documents and (ii) as the context may require, the New Money Note Obligations.

“New Money Note Documents” shall mean the New Money Note Indenture, the New Money Notes and the Trust Security Documents, each of the foregoing as Modified.

“New Money Note Indenture” shall mean (i) the Series B Convertible Senior Secured Notes Indenture, dated as of July 22, 2011, among the Company, the Subsidiaries of the Company parties thereto, and U.S. Bank National Association, as Indenture Trustee, as Modified, and the New Money Notes issued thereunder and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred in a Qualifying Refinancing to Refinance (with the same or different lenders or holders) in whole or in part (under one or more separate agreements) the Indebtedness and other obligations outstanding under the New Money Note Indenture and the New Money Notes referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) unless such agreement or instrument expressly provides that it is not an indenture hereunder.

“New Money Note Indenture Trustee” shall mean U.S. Bank National Association, in its capacity as indenture trustee under the New Money Note Indenture, and any successor or assignee appointed thereunder.

“New Money Note Obligations” shall mean, collectively, the unpaid principal of and interest on the New Money Notes and all other obligations and liabilities of the Company or any other Grantor (including, without limitation, interest accruing at the then applicable rate provided in the New Money Note Indenture after the maturity of the New Money Notes and Post-Petition Interest) to the New Money Note Indenture Trustee or any holder of New Money Notes, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, that arise under, out of, or in connection with, the New Money Note Documents, or any document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, fees, prepayment premiums, indemnities, costs, expenses, Guarantees or otherwise (including, without limitation, all fees and disbursements of counsel, agents and professional advisors to the New Money Note Indenture Trustee or any holder of New Money Notes that are required to be paid by the Company or any of the other Grantors pursuant to the terms of any of the foregoing agreements).

“Notice Effective Time” shall mean, with respect to a Notice of Acceleration or a Notice of Cancellation, as the case may be, the time of the Collateral Trustee’s delivery of a written acknowledgement of its receipt of such Notice of Acceleration or Notice of Cancellation, to the applicable Primary Holder Representative, which written acknowledgement shall be delivered by the Collateral Trustee no later than the second Business Day after the Business Day on which such Notice of Acceleration or Notice of Cancellation containing the information required hereby is received at the address of the Collateral Trustee specified for notices in this Agreement.

“Notice of Acceleration” shall mean a written notice delivered to the Collateral Trustee by a Primary Holder Representative in respect of the Secured Obligations for which such Primary Holder Representative acts, stating that (a) the Secured Obligations for which such Primary Holder Representative acts as a representative have not been paid in full at the stated final maturity thereof and any applicable grace period has expired or (b) an Event of Default has occurred and is continuing under and as defined in the provisions of the Secured Instruments for which such Primary Holder Representative acts as a representative and, as a result thereof, the related Secured Obligations outstanding under such Secured Instruments have become (or have been declared to be) due and payable in accordance with the terms of such Secured Instruments and have not been paid in full. Each Notice of Acceleration shall be in substantially the form of Exhibit A attached hereto.

“Notice of Cancellation” shall have the meaning assigned in Section 2.1(c).

“Notice of Designation” shall have the meaning assigned in Section 7.2.

“Opinion of Counsel” shall mean an opinion in writing signed by legal counsel reasonably satisfactory to the Collateral Trustee, who may be counsel to the Company.

“Outstanding Amount” shall mean with respect to Indebtedness, the aggregate outstanding principal amount thereof determined in accordance with the applicable Secured Instrument.

“paid in full” or “payment in full” or “pay such amounts in full” shall mean, with respect to any Secured Obligations, the payment in full (other than as part of a Refinancing) in cash of the principal of, accrued (but unpaid) interest (including Post-Petition Interest if applicable) and premium, if any on all such Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the applicable Secured Instruments in each case, after or concurrently with termination of all commitments thereunder and payment in full of all fees payable at or prior to the time such principal and interest are paid.

“Pension Fund Documents” has the meaning given such term in the Intercreditor Agreement.

“Pension Fund Obligations” has the meaning given such term in the Intercreditor Agreement.

“Person” shall mean an individual, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including but not limited to, a government or political subdivision or any agency or instrumentality thereof.

“Post-Petition Interest” shall mean all interest (or entitlement to fees or expenses or other charges) accruing or that would have accrued, whether as a result of the classification of the Secured Obligations as one secured claim with respect to the Collateral (and not separate classes) or otherwise, after the commencement of any Insolvency Proceeding, irrespective of whether a claim for post-filing or petition interest (or entitlement to fees or expenses or other charges) is allowed in any such Insolvency Proceeding.

“Post-Petition Securities” shall mean any debt securities or other Indebtedness received in full or partial satisfaction of any claim as part of any Insolvency Proceeding.

“Primary Holder Representatives” means, collectively, the New Money Note Indenture Trustee and the Restructuring Note Indenture Trustee.

“Primary Secured Obligations” means, collectively, the Restructuring Note Obligations and the New Money Note Obligations.

“Proceeds” shall mean all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC on the date hereof.

“Qualifying Refinancing” shall mean any Refinancing of any Secured Obligations that is not prohibited by the Secured Instruments.

“Refinancing Debt” shall mean, collectively, any Indebtedness or other financial accommodations designated by the Company as “Refinancing Debt” pursuant to Section 7.2.

“Refinancing” shall mean, with respect to any Indebtedness, such Indebtedness after giving effect to any refinancing, extension, renewal, defeasance, amendment, restatement, modification, supplement, restructuring, replacement, exchange, refunding or repayment thereof, or other Indebtedness (including under any Post-Petition Securities received on account of such Indebtedness) issued as part of any refinancing, extension, renewal, defeasance, amendment, restatement, modification, supplement, restructuring, replacement, exchange, refunding or repayment thereof, and the term “Refinance” has a correlative meaning.

“Responsible Officer” shall mean, as to the Company, any President, any Executive Vice President, any Senior Vice President, any Vice President, any Treasurer or Assistant Treasurer, the Chief Executive Officer or the Chief Financial Officer.

“Restructuring Notes” shall mean the “Securities”, as such term is defined in the Restructuring Note Indenture, as Modified.

“Restructuring Note Class” shall mean, collectively (i) the Secured Parties that are holders of outstanding Extensions of Credit under the Restructuring Note Documents and (ii) as the context may require, the Restructuring Note Obligations.

“Restructuring Note Documents” shall mean the Restructuring Note Indenture, the Restructuring Notes and the Trust Security Documents, each of the foregoing as Modified.

“Restructuring Note Indenture” shall mean (i) the Series A Convertible Senior Secured Notes Indenture, dated as of July 22, 2011, among the Company, the Subsidiaries of the Company parties thereto, and U.S. Bank National Association, as Indenture Trustee, as Modified, and the Restructuring Notes issued thereunder and (ii) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any Indebtedness or other financial accommodation that has been incurred in a Qualifying Refinancing to Refinance (with the same or different lenders or holders) in whole or in part (under one or more separate agreements) the Indebtedness and other obligations outstanding under the Restructuring Note Indenture and the Restructuring Notes referred to in clause (i) above or any other agreement or instrument referred to in this clause (ii) unless such agreement or instrument expressly provides that it is not an indenture hereunder.

“Restructuring Note Indenture Trustee” shall mean U.S. Bank National Association, in its capacity as indenture trustee under the Restructuring Note Indenture, and any successor or assignee appointed thereunder.

“Restructuring Note Obligations” shall mean, collectively, the unpaid principal of and interest on the Restructuring Notes and all other obligations and liabilities of the Company or any other Grantor (including, without limitation, interest accruing at the then applicable rate provided in the Restructuring Note Indenture after the maturity of the Restructuring Notes and Post-Petition Interest) to the Restructuring Note Indenture Trustee or any holder of Restructuring Notes, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, that arise under, out of, or in connection with, the Restructuring Note Documents, or any document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, fees, prepayment premiums, indemnities, costs, expenses, Guarantees or otherwise (including, without limitation, all fees and disbursements of counsel, agents and professional advisors to the Restructuring Note Indenture Trustee or any holder of Restructuring Notes that are required to be paid by the Company or any of the other Grantors pursuant to the terms of any of the foregoing agreements).

“Secured Instruments” means, collectively, (i) the Restructuring Note Documents and (ii) the New Money Note Documents.

“Secured Obligations” shall mean, collectively, (i) all Restructuring Note Obligations, (ii) all New Money Note Obligations, and (iii) all obligations (including all Trustee Fees) owing to the Collateral Trustee hereunder and under the other Trust Security Documents, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred; provided, however, that to the extent any payment with respect to the Secured Obligations (whether by or on behalf of any Grantor, as proceeds of Collateral, enforcement of any right of set off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

“Secured Parties” shall mean the Collateral Trustee, each Primary Holder Representative and each holder of Secured Obligations.

“Securities Account Control Agreement” shall have the meaning assigned to such term in the Security Agreement.

“Security Agreement” shall mean the Pledge and Security Agreement, dated as of the date hereof, executed and delivered by the Company and each Subsidiary Grantor in favor of the Collateral Trustee, as Modified.

“Security and Collateral Agency Agreement” means the Security and Collateral Agency Agreement, dated as of the date hereof, among the Collateral Trustee, the Bank Group Representative, JPMorgan Chase Bank, National Association, as collateral agent for the benefit of the Bank Group Secured Parties (as defined in the Intercreditor Agreement) and Secured Parties, the Company and certain of its Subsidiaries.

“Subsidiary Grantor” shall mean each Grantor other than the Company.

“Trust Estate” shall have the meaning assigned in the Declaration of Trust at the beginning of this Agreement.

“Trust Monies” shall have the meaning assigned in Section 3.1.

“Trust Security Documents” shall mean, collectively, this Agreement, the Security Agreement, the Mortgages, the Deposit Account Control Agreements, the Securities Account Control Agreements (if any), the Intercreditor Agreement, the Security and Collateral Agency Agreement, the other documents listed on Annex I and all other documents, instruments and agreements, including security agreements, pledge agreements, mortgages, guarantees, and intercreditor agreements, hereafter delivered to the Collateral Trustee (or to a separate collateral agent for the benefit of, among others, the Collateral Trustee and the other Secured Parties) granting a Lien on, perfecting or facilitating the perfection of a Lien on, or evidencing a Lien on, any property of any Person to secure the Secured Obligations.

“Trustee Fees” shall mean all reasonable and documented out-of-pocket fees, costs and expenses (including, without limitation, all reasonable and documented out-of-pocket fees and disbursements of counsel (limited to one primary and one local counsel in each applicable jurisdiction), agents and professional advisors) of and all outstanding indemnity obligations to the Collateral Trustee and any co-collateral trustees of the types described or otherwise specified in Sections 4.3, 4.4, 4.5 and 4.6 and in the other Trust Security Documents.

“UCC” shall have the meaning assigned in the Security Agreement.

“Vehicle Collateral” has the meaning assigned in the Security and Collateral Agency Agreement.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, exhibit, schedule and annex references are to this Agreement unless, respectively, otherwise specified. References to agreements and instruments defined in Section 1.1(b) “as Modified” shall, be deemed to refer to such agreements and instruments as amended, amended and restated, supplemented, restated, extended, renewed, replaced or otherwise modified from time to time.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(f) The words “include”, “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import.

(g) If a delivery obligation hereunder falls on a day that is not a Business Day, then such delivery shall not be required until the next succeeding Business Day.

(h) Any reference to any Person shall include its successors and assigns (to the extent permitted under the applicable Secured Instruments).

SECTION 2.

ACCELERATION OF SECURED OBLIGATIONS

2.1 Notices of Acceleration.

(a) Upon receipt by the Collateral Trustee of a Notice of Acceleration, the Collateral Trustee shall promptly (but in any event not later than on the second Business Day following the Business Day of the Collateral Trustee’s actual receipt thereof) notify the Company and the Primary Holder Representatives of the receipt and contents thereof. So long as such Notice of Acceleration is in effect, upon the written direction of the Directing Parties, as provided herein, the Collateral Trustee, subject to the terms, conditions and provisions of the Intercreditor Agreement, shall exercise the rights and remedies provided in this Agreement and in the other Trust Security Documents. The Collateral Trustee is not empowered and shall have no obligation to take any Collateral Enforcement Action hereunder or under any other Trust Security Document unless a Notice of Acceleration is in effect. If a Notice of Acceleration is in effect, the Collateral Trustee, subject to the terms, conditions and provisions of the Intercreditor Agreement, will comply with written instructions originated by the Directing Parties directing disposition of the funds in the Collateral Account without further consent by the Grantors. The Collateral Trustee and the Secured Parties agree, solely for their own benefit (and not for the benefit of the Grantors), that the Collateral Trustee shall exercise all of its powers, rights and remedies hereunder and under the Trust Security Documents as directed in writing from the Directing Parties directing such exercise. For purposes of this Agreement, a Notice of Acceleration shall be considered to be in effect as of the Notice Effective Time.

(b) Notwithstanding anything in this Agreement to the contrary, a Notice of Acceleration shall be deemed to be in effect as of the Notice Effective Time whenever (x) an Event of Default under Section 6.01(i) or 6.01(j) of the Restructuring Note Indenture or Section 6.01(i) or 6.01(j) of the New Money Note Indenture (or the corresponding provision of any agreement executed in connection with a Refinancing thereof) with respect to the Company has occurred and is continuing and (y) the Collateral Trustee has received actual notice from either Primary Holder Representative that such Event of Default has occurred. A Notice of Acceleration, once effective, shall remain in effect unless and until it is cancelled as provided in Section 2.1(c).

(c) Any Primary Holder Representative shall be entitled to cancel any Notice of Acceleration delivered by such Primary Holder Representative by delivering a written notice of cancellation thereof (a “Notice of Cancellation”) to the Collateral Trustee either before or after the Collateral Trustee takes any action to exercise any remedy with respect to the Collateral (and, if an Event of Default that gave rise to the delivery of a Notice of Acceleration by a Primary Holder Representative has been cured or waived in accordance with the terms and provisions of the applicable Indenture, then such Primary Holder Representative shall promptly (and in any event within two Business Days thereafter) deliver a Notice of Cancellation to the Collateral Trustee); provided, that if the Collateral Trustee has received a Notice of Cancellation and thereupon no other Notices of Acceleration are then in effect, such notice shall serve as direction from the Directing Parties to the Collateral Trustee, (x) with respect to any actions taken by the Collateral Trustee prior to receipt of such Notice of Cancellation to exercise any remedy or remedies with respect to the Collateral that can, in a commercially reasonable manner, be reversed, cancelled or stopped, to take commercially reasonable steps to reverse, cancel or stop such actions, and (y) with respect to any action taken by the Collateral Trustee prior to receipt of such Notice of Cancellation to exercise any remedy or remedies with respect to the Collateral that cannot, in a commercially reasonable manner, be reversed, cancelled or stopped, to complete such action. The Collateral Trustee shall promptly (but in any event not later than on the second Business Day following the Business Day of the Collateral Trustee’s actual receipt thereof) notify the Company and the Primary Holder Representatives as to the receipt and contents of any such Notice of Cancellation. Subject to any applicable law, the Collateral Trustee shall not be liable to any Person for any losses, damages or expenses arising out of or related to actions taken at the direction of the Directing Parties after the issuance of a Notice of Cancellation. For purposes of this Agreement, a Notice of Cancellation shall be considered to be in effect as of the Notice Effective Time. The delivery of a Notice of Cancellation to the Collateral Trustee by any Primary Holder Representative, whose delivery of a Notice of Acceleration resulted in an automatic acceleration under the Secured Instruments of the other Class and a deemed Notice of Acceleration for such other Class, shall result in an automatic cancellation of such deemed Notice of Acceleration by such other Class.

2.2 General Authority of the Collateral Trustee over the Collateral. Each Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in its or his own name at any time when a Notice of Acceleration is in effect (and at any time in connection with the creation and perfection of security interests in the Collateral), from time to time as directed in writing by the Directing Parties, subject to Section 2.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to carry out the terms of this Agreement and the other Trust Security Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Trustee, subject to Section 2.1, the power and right on behalf of such Grantor, without notice to or further assent by any Grantor to take any Collateral Enforcement Actions permitted under the Trust Security Documents and to do, at the written direction of the Directing Parties and at the expense and for the account of Grantors, all acts and things which may be necessary or appropriate to protect or preserve the Collateral and to realize upon the Collateral in accordance with the provisions of the Trust Security Documents. Notwithstanding the foregoing, subject to the terms, conditions and provisions of the Intercreditor Agreement, so long as no Notice of Acceleration is in effect, upon the written direction of the Directing Parties, as provided herein, the Collateral Trustee shall take such actions as are permitted by this Agreement and the other applicable Trust Security Documents. Such actions may include, but are not limited to, taking action to create and perfect the Liens granted pursuant to the Trust Security Documents in accordance with the Secured Instruments, this Agreement and the other Trust Security Documents, releases of Liens on the Collateral in accordance with this Agreement, receipt and delivery of information required to be delivered pursuant to this Agreement and the other Trust Security Documents and to accept deposits to and make withdrawals from the Collateral Account and to invest amounts therein in each case in accordance with the terms of this Agreement and the other Trust Security Documents.

2.3 Right to Initiate Judicial Proceedings. If a Notice of Acceleration is in effect, the Collateral Trustee, upon the written direction of the Directing Parties, as provided herein, and otherwise subject to the provisions of Section 2.5(b) and Section 5 and to the terms, conditions and provisions of the Intercreditor Agreement: (i) shall have the right and power to institute and maintain such suits and proceedings as may be appropriate to protect and enforce the rights vested in it by this Agreement and each other Trust Security Document and (ii) may, either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction.

2.4 Right to Appoint a Receiver. If a Notice of Acceleration is in effect, upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Collateral Trustee under this Agreement or any other Trust Security Document, the Collateral Trustee shall, upon the written direction of the Directing Parties, as provided herein, to the extent permitted by law and subject to the terms, conditions and provisions of the Intercreditor Agreement, with notice to the Company but without notice to any party claiming through the Grantors, without regard to the solvency or insolvency at the time of any Person then liable for the payment of any of the Secured Obligations, without regard to the then value of the Trust Estate, and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the Collateral Trustee) of the Trust Estate, or any part thereof, and of the rents, issues, tolls, profits, royalties, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the rents, issues, tolls, profits, royalties, revenues and other income of the property constituting the whole or any part of the Trust Estate be segregated, sequestered and impounded for the benefit of the Collateral Trustee and the Secured Parties, and each Grantor irrevocably consents to the appointments of such receiver or receivers and to the entry of such order; provided that, notwithstanding the appointment of any receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash and Cash Equivalents constituting Collateral held by or deposited with it pursuant to this Agreement or any other Trust Security Document.

2.5 Exercise of Powers; Instructions of the Directing Parties.

(a) Upon the written direction of the Directing Parties, as provided herein and subject to the terms, conditions and provisions of the Intercreditor Agreement, all of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Trust Security Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Trustee, each Primary Holder Representative and the other Secured Parties as set forth in any Trust Security Document may be exercised from time to time as herein and therein provided. Subject to Section 9 hereof, in the event of any conflict between the provisions of any other Trust Security Document and the provisions hereof, the provisions of this Agreement shall govern.

(b) The Directing Parties shall at all times have the right, by one or more notices in writing executed and delivered to the Collateral Trustee (or by telephonic notice promptly confirmed in writing), to direct the time, method and place of conducting any proceeding for any right or remedy available to the Collateral Trustee, or of exercising any trust or power conferred on the Collateral Trustee, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any other Trust Security Document; provided that (i) such direction shall not conflict with any applicable law, the Intercreditor Agreement or this Agreement or any other Trust Security Document, (ii) the Collateral Trustee shall be indemnified to its satisfaction as provided in Section 5.4(d) and (iii) no Collateral Enforcement Action may be taken unless a Notice of Acceleration is in effect. In the absence of such direction, the Collateral Trustee shall have no duty to take or refrain from taking any action, nor any liability for refraining from taking any action in the absence of such direction.

(c) Except as specifically permitted in Section 8.6, no Primary Holder Representative or other Secured Party, other than the Collateral Trustee, shall do (and no such Primary Holder Representative or Secured Party (other than the Directing Parties) shall direct the Collateral Trustee to do) any of the following without the consent of the Directing Parties: (i) take any Collateral Enforcement Action or (ii) object to, contest or take any other action that is reasonably likely to hinder (1) any Collateral Enforcement Action initiated by the Collateral Trustee, (2) any release of Collateral permitted under Section 6.12, whether or not done in consultation with or with notice to such Secured Party, or (3) any decision by the Directing Parties to forbear or refrain from bringing or pursuing any such Collateral Enforcement Action or to effect any such release. In the event that the Directing Parties consent to any such actions by a Primary Holder Representative or other Secured Party, the Directing Parties shall simultaneously provide written notice of such consent to the Collateral Trustee.

2.6 Remedies Not Exclusive.

(a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the other Trust Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any other Trust Security Document or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission by the Collateral Trustee to exercise any right, remedy or power hereunder or under any other Trust Security Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any other Trust Security Document to the Collateral Trustee may, subject to the terms hereof, be exercised from time to time and as often as may be deemed expedient by the Collateral Trustee.

(c) If the Collateral Trustee shall have proceeded to enforce any right, remedy or power under this Agreement or any other Trust Security Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then the Grantors, the Collateral Trustee and the Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Trust Estate and in all other respects, and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

(d) All rights of action and of asserting claims upon or under this Agreement and the other Trust Security Documents may be enforced by the Collateral Trustee without the possession of any Secured Instrument or instrument evidencing any Secured Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Trustee shall be, subject to Section 5.10(d)(ii), brought in its name as Collateral Trustee and any recovery of judgment shall be held as part of the Trust Estate.

2.7 Waiver and Estoppel.

(a) Each Grantor agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim, or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any other Trust Security Document and hereby, to the fullest extent permitted by any applicable law, waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Trustee in this Agreement or any other Trust Security Document but will suffer and permit the execution of every such power as though no such law were in force.

(b) Each Grantor, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any other Trust Security Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other Trust Security Document and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety.

(c) Each Grantor waives, to the extent permitted by applicable law, presentment, demand, protest and any notice of any kind (except notices explicitly required hereunder, under any Secured Instrument or under any other Trust Security Document) in connection with this Agreement and the other Trust Security Documents and any action taken by the Collateral Trustee with respect to the Collateral.

2.8 [Reserved]

2.9 Limitation by Law. All rights, remedies and powers provided in this Agreement or any other Trust Security Document may be exercised only to the extent that the exercise thereof does not violate any applicable law, and all the provisions hereof are intended to be subject to all applicable mandatory requirements of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

2.10 Rights of Secured Parties under Secured Instruments. Notwithstanding any other provision of this Agreement or any other Trust Security Document, but subject to the terms, conditions and provisions of the Intercreditor Agreement, the right of each Secured Party to receive payment of the Secured Obligations held by such Secured Party when due (whether at the stated maturity thereof, by acceleration or otherwise) as expressed in the related Secured Instrument or other instrument evidencing or agreement governing a Secured Obligation or to institute suit for the enforcement of such payment on or after such due date or to exercise any other remedy it may have against the Grantors, and the obligation of the Grantors to pay such Secured Obligations when due, shall not be impaired or affected without the consent of such Secured Party given in the manner prescribed by the Secured Instrument under which such Secured Obligation is outstanding; provided, however, that in the event any Secured Party becomes a judgment lien creditor or otherwise obtains any Lien as a result of its enforcement of its rights as an unsecured creditor, such judgment lien and the Collateral subject thereto shall be subject to all of the terms and conditions of this Agreement and such Secured Party shall assign such Lien to the Collateral Trustee for inclusion as Collateral or hold such Lien for the benefit of the Secured Parties, in each case as directed in writing by the Directing Parties.

2.11 Collateral Use Prior to Acceleration.

(a) So long as no Notice of Acceleration shall be in effect, the Grantors shall have the right, subject to the terms, conditions and provisions of the Intercreditor Agreement: (i) to remain in possession and retain exclusive control of the Collateral (except for such property which the Grantors are required to give possession of or control over to the Collateral Trustee pursuant to the terms of any Trust Security Document) with power freely and without let or hindrance on the part of the Secured Parties (except as set forth in the Secured Instruments) to operate, manage, develop, use and enjoy the Collateral, to receive the rents, issues, tolls, profits, royalties, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of the Lien created by this Agreement and the other Trust Security Documents, any Collateral if such sale or other disposition is not prohibited by the Secured Instruments or has been expressly approved in accordance with the terms of the Secured Instruments. The Collateral Trustee shall have no duty to monitor the exercise by the Grantors of their rights under this Section 2.11(a).

(b) When a Notice of Acceleration is in effect and subject to the terms, conditions and provisions of the Intercreditor Agreement, cash Proceeds (including Cash Equivalents, checks and similar items) received by the Collateral Trustee in connection with the sale or other disposition of, or collections on or of, Collateral or otherwise received in respect of the Collateral shall be deposited in the Collateral Account. Any such Proceeds (and other items) received by any Grantor shall be held by such Grantor in trust for the Collateral Trustee, shall be segregated from other funds of such Grantor and shall, promptly upon receipt by such Grantor, be turned over to the Collateral Trustee, in same form as received by such Grantor (duly indorsed to the Collateral Trustee, if required) for deposit in the Collateral Account. Notwithstanding anything to the contrary in this Agreement, unless a Notice of Acceleration is in effect, the Company may (subject to the first sentence of Section 3.4(a)) upon written request to the Collateral Trustee, with a copy to the Primary Holder Representatives, obtain the prompt release to it or its order of funds in the Collateral Account (other than funds necessary in order to make any overdue payment not made when due in respect of the Restructuring Note Obligations and the New Money Note Obligations. Any written request by the Company pursuant to the preceding sentence shall be full authority for and direction to the Collateral Trustee to make the requested release, and (subject to the first sentence of Section 3.4(a)) the Collateral Trustee shall promptly do so. The Collateral Trustee in so doing shall have no liability to any Person.

(c) When a Notice of Acceleration is in effect and subject to the terms, conditions and provisions of the Intercreditor Agreement, any insurance Proceeds in respect of any Collateral, any Proceeds from the exercise of rights of eminent domain or condemnation in respect of any Collateral, and any liquidating dividends paid in respect of any Collateral received by any of the Grantors shall be deposited in the Collateral Account to be held therein and applied in accordance with Section 3 hereof. If for any reason any Grantor shall receive or hold any insurance Proceeds, condemnation Proceeds or liquidating dividends that are required to be held by the Collateral Trustee pursuant to the first sentence of this section, such Grantor shall hold such proceeds or dividends in trust for the Collateral Trustee and the Secured Parties and shall, as promptly as practicable, deliver such proceeds or dividends to the Collateral Trustee to be held in accordance with the provision of this section.

2.12 Remedies Generally. If a Notice of Acceleration is in effect, the Collateral Trustee, on behalf of the Secured Parties, may, upon the written direction of the Directing Parties, as provided herein and subject to the terms, conditions and provisions of the Intercreditor Agreement, exercise, in addition to all other rights and remedies granted to the Collateral Trustee in this Agreement, in the Trust Security Documents and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing and subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice referred to below or otherwise required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent not prohibited by law), may, at the written direction of the Directing Parties as provided herein, in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Trustee or elsewhere upon such terms and conditions as it may be directed and at such prices as it may be directed, for cash or on credit or for future delivery without assumption of any credit risk. If a Notice of Acceleration is in effect, if so directed by the Directing Parties, the Collateral Trustee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to bid for or purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released to the extent not prohibited by applicable law, and if both Primary Holder Representatives consent, make payment on account thereof by using any claim then due and payable to the Secured Parties by such Grantor as a credit against the purchase price (for the avoidance of doubt, without having to obtain the consent thereto of any Secured Parties other than both Primary Holder Representatives), and the Collateral Trustee may, upon compliance with the terms of sale, hold, retain and dispose of property purchased in a manner provided above without further accounting to any Grantor therefor. Each Grantor further agrees, when a Notice of Acceleration is in effect, promptly following the Collateral Trustee’s request, to assemble the Collateral and make it available to the Collateral Trustee at places (to be mutually convenient to the extent practical) which the Collateral Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere. The Collateral Trustee shall apply the proceeds of any action taken by it pursuant to the Trust Security Documents in accordance with Section 3. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Trustee or any other Secured Party party hereto arising out of the exercise by them of any rights hereunder, except to the extent arising out of the gross negligence, bad faith or willful misconduct of the Collateral Trustee or any other Secured Party party hereto or any of their respective officers, directors, agents or employees as determined by a final nonappealable judgment of a court of competent jurisdiction. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

2.13 Non-Cash Proceeds. Notwithstanding anything contained herein to the contrary, if the Collateral Trustee shall acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Secured Obligations or if any Proceeds or other property received by the Collateral Trustee or any Secured Party to be distributed and shared pursuant to this Agreement are in a form other than immediately available funds, the Collateral Trustee shall not be required to remit any share thereof under the terms hereof and the Secured Parties shall only be entitled to their undivided interests therein as determined hereby. The Secured Parties shall receive the applicable portions of any immediately available funds consisting of Proceeds from such Collateral or proceeds of such non-cash Proceeds or other property so acquired only if and when paid in connection with the subsequent disposition thereof. While any Collateral or other property to be shared pursuant to this Agreement is held by the Collateral Trustee, the Collateral Trustee shall hold such Collateral or other property for the benefit of the Secured Parties in accordance with their respective interests therein and all matters relating to the management, operation, further disposition or any other aspect of such Collateral or other property shall be resolved by the agreement of the Directing Parties.

SECTION 3.

COLLATERAL ACCOUNT; DISTRIBUTIONS

3.1 The Collateral Account. On the date hereof there shall be established and, at all times thereafter until the trust created by this Agreement shall have terminated, there shall be maintained in the name of the Company at such office of the Collateral Trustee an account which is entitled the “YRC Collateral Account” (the “Collateral Account”). All direct or indirect Proceeds of Collateral and all other moneys that are required by this Agreement or any other Trust Security Document to be delivered to the Collateral Trustee while a Notice of Acceleration is in effect or which are received by the Collateral Trustee or any agent or nominee of the Collateral Trustee in respect of the Collateral while a Notice of Acceleration is in effect, whether in connection with the exercise of the remedies provided in this Agreement, any other Trust Security Document or otherwise (collectively, the “Trust Monies”), subject to the terms, conditions and provisions of the Intercreditor Agreement, shall be deposited in the Collateral Account to be held by the Collateral Trustee as part of the Trust Estate and applied in accordance with the terms of this Agreement. Subject to Section 2.11(b), upon request of the Company at any time when no Notice of Acceleration is in effect, the Collateral Trustee shall (subject to the first sentence of Section 3.4(a)) cause all funds on deposit in the Collateral Account to be paid over to the Grantors in accordance with their respective interests.

3.2 Control of Collateral Account. All right, title and interest in and to the Collateral Account shall vest in the Collateral Trustee, and funds on deposit in the Collateral Account shall constitute part of the Trust Estate. Subject to Sections 2.11(b), 3.1 and 3.3 hereof, the Collateral Account shall be subject to the exclusive dominion and control of the Collateral Trustee. To the extent of its right, title and interest therein, each Grantor hereby grants a security interest in and lien on the Collateral Account, the Trust Monies, other items in the Collateral Account and the proceeds thereof to the Collateral Trustee for the benefit of the Secured Parties, as collateral security for such Grantor’s Secured Obligations. The Grantors shall have no rights (including to make withdrawals from or give instructions) with respect to the Collateral Account or any funds contained therein except as otherwise expressly provided in Sections 2.11(b), 3.1 and 3.3 of this Agreement.

3.3 Investment of Funds Deposited in Collateral Account. The Collateral Trustee shall invest and reinvest moneys on deposit in the Collateral Account at any time in First American Prime Obligations Fund Class Y or, if no Notice of Acceleration is in effect, in such other Cash Equivalents as directed in writing by the Company. The parties acknowledge that shares in First American Prime Obligations Fund Class Y are not obligations of U.S. Bank National Association or U.S. Bancorp, are not deposits and are not insured by the FDIC. The Collateral Trustee or its Affiliate may be compensated by the mutual fund for services rendered in its capacity as investment advisor, or other service provider, such as provider of shareholder servicing and distribution services, and such compensation is both described in detail in the prospectus for the fund, and is in addition to compensation, if any, paid to U.S. Bank National Association in its capacity as Collateral Trustee hereunder. All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Trust Estate. Neither the Collateral Trustee nor any other Secured Party shall be responsible for (i) determining whether investments are permitted pursuant to the terms of this Section 3.3 or (ii) any diminution in funds resulting from such investments or any liquidation prior to maturity. In the absence of such directions, the Collateral Trustee shall have no obligation to invest or reinvest moneys. The Collateral Trustee shall not have liability for any loss incurred as a result of investments made in accordance with the provisions of this Section 3.3.

3.4 Application of Moneys.

(a) Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Trustee shall have the right (pursuant to Section 4.7) at any time to apply moneys held by it in the Collateral Account to the payment of due and unpaid Trustee Fees. The Collateral Trustee shall provide written notice to the Company of any such applications of moneys.

(b) All moneys held by the Collateral Trustee in the Collateral Account while a Notice of Acceleration is in effect shall, to the extent available for distribution (it being understood that the Collateral Trustee may liquidate, without liability, investments prior to maturity in order to make a distribution pursuant to this Section 3.4(b)), unless otherwise directed by the Directing Parties, as provided herein, and subject to the terms, conditions and provisions of the Intercreditor Agreement, be distributed (subject to the provisions of Sections 3.5 and 3.7) by the Collateral Trustee on each Distribution Date in the following order of priority (with such distributions being made by the Collateral Trustee to the respective Primary Holder Representatives for the Secured Parties entitled thereto, as provided in Section 3.4(d), and each such Primary Holder Representative shall be responsible for insuring that amounts distributed to it are distributed to its Secured Parties in the order of priority set forth below):

First: to the Collateral Trustee (and other trustees appointed pursuant to this Agreement) for any unpaid Trustee Fees (including as provided in Section 5.3) due or past due and then to any Secured Party that has theretofore advanced or paid any Trustee Fees constituting administrative expenses allowable under Section 503(b) of the Bankruptcy Code, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

Second: to any Secured Party which has theretofore advanced or paid any Trustee Fees other than such administrative expenses, an amount equal to the amount thereof so advanced or paid by such Secured Party and for which such Secured Party has not been reimbursed prior to such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such Secured Parties in proportion to the amounts of such Trustee Fees advanced by the respective Secured Parties and remaining unpaid on such Distribution Date;

Third: to any Primary Holder Representative for any unpaid expenses due or past due to such Person pursuant to the Secured Instruments and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such Persons in proportion to the unpaid amounts thereof on such Distribution Date;

Fourth: to the holders of Secured Obligations in an amount equal to the unpaid principal and unpaid interest on and premium and other charges, if any, with respect to the Secured Obligations, and all other amounts constituting Secured Obligations (including but not limited to indemnities and payments for increased costs), in each case to the extent the same are due and payable, as of such Distribution Date, and, if such moneys shall be insufficient to pay such amounts in full, then ratably to such holders in proportion to the unpaid amounts thereof on such Distribution Date;

Fifth: all other amounts owed to Secured Parties in any capacity pursuant to the Secured Instruments and to the extent constituting Secured Obligations; and

Sixth: any surplus then remaining shall be paid to the Grantors or their successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(c) The term “unpaid” as used in clauses Third and Fourth of Section 3.4(b) with respect to the relevant Grantor(s), refers to all amounts of Secured Obligations outstanding as of a Distribution Date, and, in the case of an Insolvency Proceeding, with respect to any Grantor, whether or not such amounts are allowed in such Insolvency Proceeding, to the extent that prior distributions (whether actually distributed or set aside pursuant to Section 3.5) have not been made in respect thereof.

(d) The Collateral Trustee shall make all payments and distributions under this Section 3.4 on account of Restructuring Note Obligations to the Restructuring Note Indenture Trustee, pursuant to written directions of the Restructuring Note Indenture Trustee, for re-distribution in accordance with the provisions of the Restructuring Note Documents; and (ii) on account of any New Money Note Obligations to the New Money Note Indenture Trustee, pursuant to written directions of the New Money Note Indenture Trustee, for re-distribution in accordance with the provisions of the New Money Note Documents.

3.5 [Reserved].

3.6 Collateral Trustee’s Calculations. In making the determinations and allocations required by Section 3.4, the Collateral Trustee shall be entitled to request from a Primary Holder Representative in respect of the Class of Secured Obligations for which such Primary Holder Representative acts prior to making any payment and distribution provided for in such Section 3.4 such information as may be required for such determinations and allocations, and may conclusively rely upon information supplied by such Primary Holder Representative, and the Collateral Trustee shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Trustee pursuant to Section 3.4 shall be (subject to Section 3.7 and to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Trustee shall have no duty to inquire as to the application by any Indenture Trustee in respect of any amounts distributed to such Primary Holder Representative.

3.7 Pro Rata Sharing. If, through the operation of any Bankruptcy Law or otherwise, the Collateral Trustee’s security interest hereunder and under the Trust Security Documents is enforced with respect to some, but not all, of the Secured Obligations then outstanding, the Collateral Trustee shall to the extent permitted by applicable law, nonetheless apply the proceeds of the Collateral for the benefit of the holders of all Secured Obligations in the proportions and subject to the priorities specified herein and such Secured Obligations for which the security interest is not enforced shall be considered Secured Obligations hereunder for the purpose of Section 3.4; provided, however, that nothing in this Section 3.7 shall be deemed to require the Collateral Trustee to disregard or violate any court order binding upon it and in all cases the Collateral Trustee may seek direction from the Directing Parties and a ruling from the court having jurisdiction over the operation of such Bankruptcy Law or other applicable law.

SECTION 4.

AGREEMENTS WITH COLLATERAL TRUSTEE

4.1 Delivery of Secured Instruments. On the date hereof, the Grantors shall deliver to the Collateral Trustee (a) copies of each Secured Instrument certified as such to the Collateral Trustee by a Responsible Officer of the Company, then in effect, (b) original or electronic “PDF” counterparts of each Trust Security Document then in effect and (c) any opinions issued by counsel to the Grantors in connection with such Secured Instruments, and, if not addressed in the above referenced opinion, an

Opinion of Counsel to Grantors as to the due authorization, execution, delivery and enforceability of this Agreement as against the Grantors. The Grantors shall deliver to the Collateral Trustee, promptly after the execution thereof, a copy of all amendments, modifications, supplements, waivers, consents or forbearances with respect to any Secured Instrument entered into after the date hereof. Promptly upon the issuance of any Refinancing Debt, the Company shall deliver to the Collateral Trustee copies of the related Trust Security Documents with respect to such Refinancing Debt. Promptly upon receipt thereof, the Collateral Trustee will deliver copies of all such documents to the Primary Holder Representatives.

4.2 Information as to Primary Holder Representatives. Each of the Primary Holder Representatives shall deliver to the Collateral Trustee, not later than 30 days after the date hereof, and from time to time promptly after request of the Collateral Trustee, a list setting forth as of the date hereof in the case of the initial list or as of a date not more than 30 days prior to the date of such delivery in the case of any subsequent list, (i) in the case of the Restructuring Note Indenture Trustee, the aggregate Outstanding Amount of Restructuring Note Obligations and the name and address of the Restructuring Note Indenture Trustee and (ii) in the case of the New Money Note Indenture Trustee, the aggregate Outstanding Amount of New Money Note Obligations and the name and address of the New Money Note Indenture Trustee. In addition, the applicable Primary Holder Representative will promptly notify the Company and the Collateral Trustee of each change in the identity of the Directing Parties or any Primary Holder Representative. Each Primary Holder Representative shall notify the Collateral Trustee of any changes of the officers of each thereof authorized to give directions hereunder on behalf of such parties prior to the date of any such changes. If the Collateral Trustee does not receive the names of the officers of each Primary Holder Representative authorized to give directions hereunder on behalf of such parties, the Collateral Trustee may rely on any Person purporting to be authorized to give directions hereunder on behalf of such parties. If the Collateral Trustee is not informed of changes of the officers of any Primary Holder Representative authorized to give directions hereunder on behalf of such parties, the Collateral Trustee may rely on the information previously provided to the Collateral Trustee.

4.3 Compensation and Expenses. The Grantors agree to pay to the Collateral Trustee (i) compensation for its services, including compensation for time spent, hereunder and under the other Trust Security Documents and for administering the Trust Estate as shall have been agreed to in a separate agreement(s) between the Company and the Collateral Trustee and (ii) from time to time promptly following receipt of reasonably detailed invoices therefor, all of the reasonable out-of-pocket fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable out-of-pocket fees and disbursements of its counsel (limited to one primary counsel and one local counsel in each applicable jurisdiction), advisors and agents, selected by it in good faith as it deems reasonably required) (A) arising in connection with the preparation, negotiation, execution, delivery, performance, modification, and termination of this Agreement and each other Trust Security Document or the enforcement of any of the provisions hereof or thereof, (B) incurred (without obligation to do so) in connection with the administration of the Trust Estate, the custody, use, operation of, preservation, sale or other disposition of Collateral pursuant to any other Trust Security Document and the preservation, protection, enforcement or defense of the Collateral Trustee’s and the Secured Parties’ rights under this Agreement and the other Trust Security Documents and in and to the Collateral and the Trust Estate (including, but not limited to, any fees and expenses incurred by the Collateral Trustee in any Insolvency Proceeding), (C) incurred by the Collateral Trustee in connection with the removal of the Collateral Trustee pursuant to Section 5.7(a) or (D) incurred in connection with the execution of the directions provided by the Directing Parties. Such fees, costs and expenses are intended to constitute expenses of administration under any Bankruptcy Law relating to creditors’ rights generally (as may be required outside the United States), but without limitation of the obligations of the Grantors to reimburse the Secured Parties for counsel, advisors and other matters in connection with the other Secured Instruments or the rights of the other Secured Parties to retain counsel and other advisors). The obligations of the Grantors under this Section 4.3 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.4 Stamp and Other Similar Taxes. The Grantors agree to indemnify and hold harmless the Collateral Trustee, each Primary Holder Representative and each Secured Party from any present or future claim for liability for any stamp or any other similar tax, and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any other Trust Security Document, the Trust Estate or any Collateral. The obligations of the Grantors under this Section 4.4 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.5 Filing Fees, Excise Taxes, Etc. Following written request (together with documentation reasonably supporting such request) the Grantors agree to promptly pay or to reimburse the Collateral Trustee, each Primary Holder Representative and each Secured Party for any and all payments in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution and delivery of this Agreement and each Trust Security Document. The obligations of the Grantors under this Section 4.5 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.6 Indemnification. The Grantors agree to pay, indemnify, and hold the Collateral Trustee (and its respective directors, officers, agents, attorneys and employees) (together with the Persons specified in the penultimate sentence of Section 5.3, each, an “Indemnified Party”) harmless from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the reasonable fees and expenses of counsel (limited to one primary counsel and one local counsel in each applicable jurisdiction), advisors and agents selected by it in good faith as it deems reasonably required), but without limitation of the obligations of the Grantors to reimburse the Collateral Trustee and the other Secured Parties for counsel, advisors and other matters in connection with the other Secured Instruments or the rights of the other Secured Parties to retain counsel and other advisors) or disbursements of any kind or nature whatsoever with respect to this Agreement and the other Trust Security Documents, including the execution, delivery, enforcement, performance and administration of this Agreement and the other Trust Security Documents and any modifications or termination thereof, unless, in each case, arising from the gross negligence, bad faith or willful misconduct of such Indemnified Party as determined by a final, non-appealable judgment of a court of competent jurisdiction, including for taxes in any jurisdiction in which the Collateral Trustee or other Indemnified Party is subject to tax by reason of actions hereunder or under the Trust Security Documents, unless such taxes are imposed on or measured by compensation paid to the Collateral Trustee under Section 4.3. In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any contract, agreement, interest or obligation constituting part of the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Grantors will save, indemnify and keep each Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of any Grantor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Grantor or its successors from any Grantor, and all such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Collateral Trustee; provided that the Grantors shall not have any obligation hereunder to any Indemnified Party with respect to any liability determined by a final, non-appealable judgment of a court of competent jurisdiction to have arisen from (i) the gross negligence, bad faith or willful misconduct of, any Indemnified Party or (ii) a dispute between or among Indemnitees, except, in the case of this clause (ii), such indemnity shall be available to the Collateral Trustee acting in its capacity as such, each Affiliate of the Collateral Trustee acting on behalf of the Collateral Trustee in its capacity as such, and each of the directors, officers, managers, employees, agents and advisors of the Collateral Trustee or any Affiliate of the Trustee acting on behalf of the Collateral Trustee in its capacity as such (each a “CT Indemnitee”) for any and all losses, claims, damages, penalties, liabilities and related expenses, including the fees, charges and disbursements of any counsel, imposed on, incurred by or asserted against any CT Indemnitee as a result of or in connection with any such dispute. The agreements in this Section 4.6 shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

4.7 Collateral Trustee’s Lien; Set Off Rights. Notwithstanding anything to the contrary in this Agreement, as security for the payment of Trustee Fees (i) the security interest and pledge granted to the Collateral Trustee hereunder and under the other Trust Security Documents shall have priority ahead of all other Secured Obligations secured by such Collateral and (ii) the Collateral Trustee shall have the right to use and apply any of the funds held by the Collateral Trustee in the Collateral Account to cover such Trustee Fees.

4.8 Further Assurances. At any time and from time to time, and at the reasonable expense of the Grantors, each Grantor will promptly execute and deliver any and all such further instruments and documents and take such further action as is necessary to perfect, or to protect the perfection of, the Liens and security interests granted under the Trust Security Documents, including, without limitation, the filing of any financing or continuation statements under the UCC; provided, however, that notwithstanding anything to the contrary contained herein or in any other Trust Security Document, no Grantor shall be required to perfect the security interests granted by it in any Collateral by any means other than by (a) in the case of owned real estate Collateral, execution, delivery and recordation of a Mortgage, (b) filings pursuant to the UCC of the relevant State(s), (c) the delivery of control agreements with respect to deposit accounts and securities accounts, (d) filings with respect to intellectual property Collateral and (e) such additional actions as are required pursuant to any Secured Instrument or Trust Security Document. With respect to third party liability insurance maintained by the Grantor pursuant to the Trust Security Documents or any Secured Instrument, the Grantors, subject to the terms, conditions and provisions of the Intercreditor Agreement, shall cause the Collateral Trustee to be named as an additional insured. Notwithstanding the foregoing, in no event shall the Collateral Trustee have any obligation to monitor the perfection or continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral. The Collateral Trustee hereby authorizes the Grantors to make any filing necessary to ensure the validity and perfection of the Liens on the Collateral.

SECTION 5.

THE COLLATERAL TRUSTEE

5.1 Acceptance of Collateral Trust. The Collateral Trustee, for itself and its successors, hereby accepts and agrees to hold the Trust Estate created by this Agreement in trust upon the terms and conditions hereof; provided; however that, for the avoidance of doubt, and notwithstanding its agreement to hold the Trust Estate in trust: (i) the Collateral Trustee shall not have or be construed to have any fiduciary duties to the Grantors or the Secured Parties under applicable law or otherwise and (ii) except as provided in applicable law, the Collateral Trustee will have no responsibilities or obligations other than those expressly agreed to by the Collateral Trustee herein and in the Trust Security Documents.

5.2 Exculpatory Provisions.

(a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein, all of which are made solely by the Grantors. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of the Grantors thereto or as to the security afforded by this Agreement or any other Trust Security Document, or as to the validity, execution (except its execution), enforceability, legality or sufficiency of this Agreement, the other Trust Security Documents or the Secured Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters.

(b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Grantors of any of the covenants or agreements contained herein or in any other Trust Security Document or Secured Instrument. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Secured Obligations then held by Secured Parties, the Collateral Trustee may rely on a certificate of the Primary Holder Representatives, in the case of the Secured Obligations for which such Primary Holder Representative acts, and, if a Primary Holder Representative shall not give such information to the Collateral Trustee, it shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Trustee shall be calculated by the Collateral Trustee using, for those Persons who have not supplied such information, the list then most recently delivered by the Company pursuant to Section 4.2), and the amount so calculated to be distributed to any Person who fails to give such information shall be held in trust for such Person until such Person does supply such information to the Collateral Trustee, whereupon on the Distribution Date following the date when such Person supplies such information to the Collateral Trustee the amount distributable to such Person shall be recalculated using such information and distributed to it. The Collateral Trustee shall have no liability to any Secured Parties with respect to any calculations made by the Collateral Trustee hereunder in the event any Primary Holder Representative shall fail to deliver its certificate as required herein. Nothing in this Section 5.2(b) shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any certificate so supplied. Notwithstanding anything to the contrary set forth in this Section 5.2(b), so long as no Notice of Acceleration is in effect, the Collateral Trustee may rely conclusively on a certificate of a Responsible Officer of the Company with respect to the matters set forth in the second sentence of this Section 5.2(b).

(c) The Collateral Trustee shall be under no obligation or duty to take any action under this Agreement or any other Trust Security Document (other than, subject to Section 5.10 hereof, to obtain Mortgages to the extent required by the Trust Security Documents) if taking such action (i) would subject the Collateral Trustee to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Trustee to qualify to do business in any jurisdiction where it is not then so qualified.

(d) The Collateral Trustee shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Trustee hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Grantors as if it were not the Collateral Trustee.

(e) Notwithstanding any other provision of this Agreement, the Collateral Trustee shall not be liable for any action taken or omitted to be taken in its capacity as Collateral Trustee under and in accordance with the terms of this Agreement or the other Trust Security Documents or any applicable law except for its bad faith, gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Grantors and the Secured Parties each agree that they shall not assert any claim against the Collateral Trustee, on any theory of liability, for lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages arising out of, in connection with, or as a result of, this Agreement or any other Trust Security Document.

(f) To the extent not prohibited by any applicable law, beyond the exercise of reasonable care in the custody thereof, the Collateral Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and, other than the exercise of reasonable care, the Collateral Trustee shall not be responsible for the filing, form or content of any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and, to the extent not prohibited by any applicable law, shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(g) Beyond its duties as to the custody of Collateral expressly provided herein or in any other Trust Security Document and to account to the Secured Parties and the Grantors for moneys and other property received by it hereunder or under any other Trust Security Document, the Collateral Trustee shall not have, to the extent not prohibited by applicable law, any duty to the Grantors or to the Secured Parties as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Trustee shall not be responsible for (i) the existence, genuineness or value of any of the Collateral, (ii) the validity, perfection, priority or enforceability of the Liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent of any affirmative action by the Collateral Trustee that constitutes bad faith, gross negligence or willful misconduct on the part of the Collateral Trustee as determined by a final, non-appealable judgment of a court of competent jurisdiction (it being understood and agreed that the Collateral Trustee shall have no affirmative obligation to maintain the validity, perfection, priority or enforceability of the Liens on any of the Collateral, other than as expressly set forth in the first sentence of Section 8.16 of the Security Agreement), (iii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iv) the sufficiency of the form or substance of any Trust Security Document, (v) the validity of the title of any Grantor to the Collateral, (vi) insuring the Collateral or (vii) the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

(h) In no event shall the Collateral Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(i) Although not responsible for the sufficiency of the form or substance of any Trust Security Document or any other agreements or documents executed in connection therewith, the Collateral Trustee will be entitled: (i) to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including the Trust Security Documents expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it, (ii) to assume in all cases that the Trust Security Documents and all such other documents executed in connection with the Trust Security Documents are in form and substance satisfactory to the Primary Holder Representatives and (iii) to obtain confirmation of such acceptance from the Primary Holder Representatives.

(j) The Company and the applicable Directing Parties acknowledge that regulations of the Comptroller of the Currency grant the Company and the applicable Directing Parties the right to receive brokerage confirmations of security transactions as they occur. The Company and the applicable Directing Parties specifically waive receipt of such confirmations to the extent permitted by law and acknowledge that they will receive periodic cash transactions statements, which will detail all investment transactions made by the Collateral Trustee hereunder.

(k) If there is any bona fide, good faith disagreement between the other parties to this Agreement or any other Trust Security Document resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee, and the terms of this Agreement or any of the other Trust Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Trust Security Documents, the Collateral Trustee shall be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the Primary Holder Representatives or by order of a court of competent jurisdiction.

The agreements of the Grantors and the Secured Parties under this Section 5.2 exculpating or otherwise protecting or authorizing the Collateral Trustee shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

5.3 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact, accountants, appraisers or other experts selected by it. The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without bad faith, gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each such agent, attorney-in-fact, accountant, appraiser and expert shall be entitled to the same benefits of this Agreement to which the Collateral Trustee is entitled, including (i) as to standards of care and (ii) the right to indemnification for itself and its directors, officers, agents, attorneys and employees as if it were an Indemnified Party under Section 4.6. All fees, expenses and indemnity obligations owed to such separate trustee or co-trustee shall be entitled to share ratably with the Trustee Fees in the allocation of payments described in Section 3.4(b).

5.4 Reliance by Collateral Trustee.

(a) Whenever in the administration of this Agreement or the other Trust Security Documents the Collateral Trustee shall deem it necessary or desirable that a factual matter be proved or established in connection with the Collateral Trustee taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of the Company delivered to the Collateral Trustee, and such certificate shall be full warrant to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 5.5.

(b) The Collateral Trustee may consult with counsel, and, to the extent not prohibited by applicable law, any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Trust Security Document in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of this Agreement and the other Trust Security Documents from the Directing Parties, a certificate of a Responsible Officer of the Company or any court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or any documents executed in connection herewith.

(c) The Collateral Trustee may rely, and shall be fully protected in acting in good faith, upon any direction, instruction, resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe (without having any obligation to determine the authenticity or genuineness thereof) to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of bad faith, gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement.

(d) The Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement and the other Trust Security Documents or to advance or expend funds in the performance of its duties or the exercise of its rights, at the request or direction of the Directing Parties pursuant to this Agreement or otherwise, unless the Collateral Trustee shall have been provided such security or indemnity reasonably satisfactory to the Collateral Trustee against the reasonable documented out-of-pocket costs, expenses and liabilities which may be incurred by the Collateral Trustee in compliance with such request or direction.

(e) Upon any application or demand by any of the Grantors (except any such application or demand which is expressly permitted to be made orally) to the Collateral Trustee to take or permit any action under any of the provisions of this Agreement or any other Trust Security Document, the Company shall furnish to the Collateral Trustee a certificate of a Responsible Officer of the Company stating that all conditions precedent, if any, provided for in this Agreement, in any other relevant Trust Security Document or in the Secured Instruments relating to the proposed action have been complied with, and in the case of any such application or demand as to which the furnishing of any document is specifically required by any provision of this Agreement or any other Trust Security Document relating to such particular application or demand, such additional document shall also be furnished.

(f) Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of a Responsible Officer of the Company provided to such counsel in connection with such opinion or representations made by a Responsible Officer of the Company in a writing filed with the Collateral Trustee.

(g) The Collateral Trustee may at any time solicit written confirmatory directions from the Directing Parties, an Officers’ Certificate or an order of a court of competent jurisdiction, as to any action that it may be directed by the Directing Parties to take, or that it may propose to take in its sole discretion, in the performance of any of its obligations under this Agreement or the other Trust Security Documents.

(h) No written direction given to the Collateral Trustee by the Directing Parties that in the reasonable judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Trust Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction.

(i) To the extent not prohibited by applicable law, in no event shall the Collateral Trustee have any obligation to inquire or investigate as to the correctness, veracity, or content of any direction received from the Directing Parties.

The agreements of the Grantors and Secured Parties under this Section 5.4 exculpating or otherwise protecting or authorizing the Collateral Trustee shall survive the termination of the other provisions of this Agreement and the resignation or removal of the Collateral Trustee hereunder.

5.5 Limitations on Duties of Trustee.

(a) The Collateral Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the other Trust Security Documents, and no implied covenants or obligations shall be read into this Agreement or any other Trust Security Document against the Collateral Trustee. If a Notice of Acceleration is in effect, the Collateral Trustee shall: (i) upon the written direction of the Directing Parties, as provided herein, but otherwise subject to the provisions of Section 2.5(b) and subject to the terms, conditions and provisions of the Intercreditor Agreement, exercise the rights and powers vested in the Collateral Trustee by this Agreement and the other Trust Security Documents, (ii) not be liable with respect to any action taken, or omitted to be taken, in accordance with such direction of the Directing Parties unless such action or omission is performed in bad faith or with willful misconduct or gross negligence as determined by a final, non-appealable judgment of a court of competent jurisdiction, and (iii) not be obligated to take any Collateral Enforcement Action or exercise any powers, rights or remedies hereunder except upon the receipt of such direction of the Directing Parties.

(b) To the extent not prohibited by applicable law, the Collateral Trustee shall not be under any obligation to take any action which is discretionary under the provisions hereof or of any other Trust Security Document, except upon the written direction of the Directing Parties at such time in accordance with the terms hereof. The Collateral Trustee shall make available for inspection and copying by each Primary Holder Representative each certificate or other paper furnished to the Collateral Trustee by any of the Grantors under or in respect of this Agreement or any of the Collateral.

(c) No provision of this Agreement or of any other Trust Security Document shall be deemed to impose any duty or obligation on the Collateral Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall or may, in the reasonable determination of the Collateral Trustee, be illegal.

5.6 Moneys to be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any other Trust Security Document (except Trustee Fees) shall be held in trust for the purposes for which they were paid or are held.

5.7 Resignation and Removal of the Collateral Trustee.

(a) The Collateral Trustee may at any time, upon 30 days’ prior written notice (which prior notice may be waived by the Primary Holder Representatives) to the Company and each Primary Holder Representative, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Trustee by the Directing Parties, (ii) the acceptance of such appointment by such successor Collateral Trustee and (iii) the approval of such successor Collateral Trustee evidenced by one or more instruments signed by the Directing Parties (which approval, in each case, shall not be unreasonably withheld). If no successor Collateral Trustee shall be appointed and shall have accepted such appointment within 60 days after the Collateral Trustee gives the aforesaid notice of resignation, the Collateral Trustee, or, if a Notice of Acceleration is in effect, the Collateral Trustee or the Directing Parties may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee to act until such time, if any, as a successor Collateral Trustee shall have been appointed as provided in this Section 5.7. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee appointed by the Directing Parties as provided in Section 5.7(b). The Directing Parties may, at any time, upon giving 30 days’ prior written notice thereof to the Collateral Trustee, the Company and each other Primary Holder Representative, remove the Collateral Trustee and appoint a successor Collateral Trustee, such removal to be effective upon the acceptance of such appointment by the successor. The Collateral Trustee shall be entitled to Trustee Fees to the extent incurred or arising, or relating to events occurring, before such resignation or removal.

(b) If at any time the Collateral Trustee shall resign or be removed or otherwise become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee may be appointed by the Directing Parties with the consent of the Company (not to be unreasonably withheld or delayed) if no Event of Default exists. The powers, duties, authority and title of the predecessor Collateral Trustee shall be terminated and cancelled without procuring the resignation of such predecessor and without any other formality (except as may be required by any applicable law) than appointment and designation of a successor in writing duly delivered to the predecessor and the Company. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement and the other Trust Security Documents shall vest in such successor, without any further act, deed or conveyance, all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, promptly following the written request of the Directing Parties, the Company, or the successor, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and under the other Trust Security Documents and shall deliver all Collateral held by it or its agents to such successor. Should any deed, conveyance or other instrument in writing from any Grantor be reasonably required by any successor Collateral Trustee for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor Collateral Trustee, any and all such deeds, conveyances and other instruments in writing shall, promptly following the request of such successor, be executed, acknowledged and delivered by such Grantor. If such Grantor shall not have executed and delivered any such deed, conveyance or other instrument within 10 Business Days after it received a written request from the successor Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the predecessor Collateral Trustee may execute the same on behalf of such Grantor. Such Grantor hereby appoints any predecessor Collateral Trustee as its agent and attorney to act for it as provided in the next preceding sentence.

5.8 Status of Successor Collateral Trustee. Every successor Collateral Trustee appointed pursuant to Section 5.7 shall be a bank or trust company in good standing and having power to act as Collateral Trustee hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having its principal corporate trust office within the 48 contiguous States and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and generally recognized as capable of undertaking duties and obligations of the type imposed upon the Collateral Trustee hereunder and that is able to accept the trust hereunder upon reasonable or customary terms.

5.9 Merger of the Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted, or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Collateral Trustee, shall be the successor of the Collateral Trustee under this Agreement and the other Trust Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

5.10 Co-Collateral Trustee; Separate Collateral Trustee.

(a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or to avoid any violation of law or imposition on the Collateral Trustee of taxes by such jurisdiction not otherwise imposed on the Collateral Trustee, or the Collateral Trustee shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of the Secured Parties, or the Directing Parties shall in writing so request the Collateral Trustee, or the Collateral Trustee shall deem it desirable for its own protection in the performance of its duties hereunder or under any other Trust Security Document, the Collateral Trustee and each of the Grantors shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustee and the Company (such approval not to be unreasonably withheld or delayed), either to act as co-trustee or co-trustees of all or any of the Collateral under this Agreement or under any of the other Trust Security Documents, jointly with the Collateral Trustee originally named herein or therein or any successor Collateral Trustee, or to act as separate trustee or trustees of any of the Collateral. If any of the Grantors shall not have joined in the execution of such instruments and agreements within 30 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the Collateral Trustee may act under the foregoing provisions of this Section 5.10(a) without the concurrence of such Grantors and execute and deliver such instruments and agreements on behalf of such Grantors. Each of the Grantors hereby appoints the Collateral Trustee as its agent and attorney to act for it under the foregoing provisions of this Section 5.10(a) in either of such contingencies.

(b) [Reserved]

(c) [Reserved]

(d) Every separate trustee and every co-trustee, other than any successor Collateral Trustee appointed pursuant to Section 5.7, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Collateral Trustee in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustee or any agent appointed by the Collateral Trustee;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustee hereunder and under the other relevant Trust Security Document or Documents shall be conferred or imposed and exercised or performed by the Collateral Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Trustee shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Trustee which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees;

(iii) no power given hereby or by the other relevant Trust Security Documents to, or which it is provided herein or therein may be exercised by, any such co-trustee or co-trustees or separate trustee or separate trustees shall be exercised hereunder or thereunder by such co-trustee or co-trustees or separate trustee or separate trustees except jointly with, or with the consent in writing of, the Collateral Trustee, anything contained herein to the contrary notwithstanding;

(iv) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(v) the Collateral Trustee, at any time by a written and executed instrument, may accept the resignation of or remove any such separate trustee or co-trustee and, with consent of Directing Parties (not to be unreasonably withheld) and with the consent of the Company (not to be unreasonably withheld or delayed) if no Event of Default exists and the Company has certified in writing to the Collateral Trustee that no Event of Default exists may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within 30 days after it receives a written request from the Collateral Trustee to do so, or if a Notice of Acceleration is in effect, the Collateral Trustee with consent of Directing Parties (not to be unreasonably withheld) shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Collateral Trustee its agent and attorney to act for it in such connection in such contingency. If the Collateral Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Collateral Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee and the successor to any such separate trustee or co-trustee shall be appointed by the Collateral Trustee with consent of Directing Parties (not to be unreasonably withheld);

(vi) such separate trustee or co-trustee shall act as bailee and agent for and on behalf of the Collateral Trustee in order to perfect any Liens on the Collateral; and

(vii) all fees, expenses and indemnity obligations owed to such separate trustee or co-trustee shall be entitled to share ratably with the Trustee Fees in the allocation of payments described in Section 3.4(b).

(e) Each separate trustee and co-trustee shall and agrees to (i) hold all Collateral in its possession (or which it controls or which is registered in its name including as lienholder or secured party) for the benefit of and as agent for perfection of and bailee for the Collateral Trustee and to perfect the security interest in and Liens on such Collateral created by the Trust Security Documents to which it is a party, including to the extent that possession or control is taken to perfect a Lien thereon under the UCC (such bailment being intended, among other things, to satisfy the requirements of Section 8-301, 9-106 and 9-313 of the UCC), and (ii) comply with instructions and entitlement orders originated by the Collateral Trustee with respect to the Collateral without further consent by the Company or any other Grantors, and the Collateral Trustee agrees not to deliver any such instructions and orders unless instructed to do so by the Directing Parties.

SECTION 6.

MISCELLANEOUS

6.1 Notices. Unless otherwise specified herein, all notices, requests, demands or other communications given to any of the Grantors, the Collateral Trustee, the Directing Parties and any Primary Holder Representative shall be given in writing or by electronic transmission and shall be deemed to have been duly given when personally delivered or when duly deposited in the mails, registered or certified mail postage prepaid, or when transmitted by electronic transmission, to an electronic mail address or by other means of electronic delivery (and, in the case of electronic delivery, followed by telephonic or electronic notice of receipt) addressed (i) if to any Grantor or the Collateral Trustee, to such party at its address specified on the signature pages hereof or any other address which such party shall have specified as its address for the purpose of communications hereunder, by notice given in accordance with this Section 6.1 to the party sending such communication or (ii) if to any Primary Holder Representative, to it at its address specified from time to time in the list provided by the Company to the Collateral Trustee pursuant to Section 4.2; provided that any notice, request or demand to the Collateral Trustee shall not be effective until received by the Collateral Trustee in writing or by facsimile transmission in the corporate trust division at the office designated by it pursuant to this Section 6.1 and that any notice, request, demand or other communication to any Primary Holder Representative shall not be effective unless it specifically references the Restructuring Notes or the Restructuring Note Indenture or the New Money Notes or the New Money Note Indenture, as applicable.

6.2 No Waivers. No failure on the part of the Collateral Trustee, any co-collateral trustee, any separate trustee, the Directing Parties, any Primary Holder Representative or any Secured Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Trust Security Document shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6.3 Amendments, Supplements and Waivers.

(a) With the written consent of the Directing Parties, the Collateral Trustee and the Grantors may, from time to time, enter into written agreements supplemental hereto or to any other Trust Security Document for the purpose of adding to, or waiving any provisions of, this Agreement or any other Trust Security Document or changing in any manner the rights of the Collateral Trustee, the Secured Parties or the Grantors hereunder or thereunder; provided that no such supplemental agreement shall (i) amend, modify or waive any provision of this Section 6.3 without the written consent of each Primary Holder Representative for each Class of Primary Secured Obligations then outstanding but only if the rights of the Primary Holder Representative would be adversely affected thereby, (ii) amend the definition of Directing Parties or any use of such defined term in this Agreement, in each case without the written consent of each Primary Holder Representative for each class of Primary Secured Obligations then outstanding but only if the rights of the Primary Holder Representative would be adversely affected thereby, (iii) change the percentage specified in the definition of Majority Holders, Majority Restructuring Note Class Holders or Majority New Money Note Class Holders or amend, modify or waive any provision of Section 3.4 or the definition of Secured Obligations or otherwise change the relative rights of the Secured Parties under this Agreement in respect of payments or Collateral without the written consent of holders constituting the Majority Class Holders of each Class whose rights would be adversely affected thereby, (iv) amend, modify or waive any provision of Section 8 without the consent of each Primary Holder Representative with respect to each Class of Primary Secured Obligations then outstanding, but only if the relative rights of the holders of such Class would be adversely affected thereby, or (v) amend, modify or waive any provision of Section 3, 4 or 5 or otherwise alter the duties, rights or obligations of the Collateral Trustee hereunder or under the other Trust Security Documents without the written consent of the Collateral Trustee. Any such supplemental agreement shall be binding upon the Grantors, each Primary Holder Representative, the Secured Parties and the Collateral Trustee and their respective successors and assigns.

(b) Notwithstanding the foregoing, without the consent of the Directing Parties or any other Secured Party, the Collateral Trustee and the Grantors, at any time and from time to time, may, subject to the terms, conditions and provisions of the Intercreditor Agreement enter into one or more agreements supplemental hereto or to any other Trust Security Document, in form and substance satisfactory to the Grantors and the Collateral Trustee, (i) to add to the covenants of such Grantor for the benefit of the Secured Parties or to surrender any right or power herein conferred upon such Grantor or add to the rights or benefits of the Secured Parties; (ii) to mortgage or pledge to the Collateral Trustee, or grant a security interest in favor of the Collateral Trustee in, any property or assets as additional security for the Secured Obligations or to preserve, perfect or establish any liens on the Collateral to secure the Secured Obligations or the rights of the Collateral Trustee with respect thereto; (iii) to conform to any applicable law or to advice given by special or local counsel; (iv) to cure any ambiguity, to correct or supplement any provision herein or in any other Trust Security Document which may be defective or inconsistent with any other provision herein or therein, or to make any other provision with respect to matters or questions arising hereunder which shall not be inconsistent with any provision hereof; provided that any such action contemplated by this clause (iv) shall not adversely affect the interests of the Secured Parties; (v) to secure additional Secured Obligations otherwise permitted to be secured by the Collateral pursuant to the Secured Instruments; (vi) to provide for the assumption of the Company’s or any Grantor’s obligations under any Trust Security Document in the case of a merger or consolidation or sale of all or substantially all of the Company’s or such Grantor’s assets, as applicable; (vii) to make, complete or confirm any grant of a Lien on Collateral permitted or required by any Secured Instrument or, to the extent required under the Intercreditor Agreement (or any other intercreditor agreement constituting a Trust Security Document), to conform any Trust Security Document to reflect permitted amendments or modifications to comparable provisions of any Bank Group Document, Pension Fund Document or comparable document evidencing the Asset Backed Credit Facility; (viii) to amend the Intercreditor Agreement pursuant to the terms thereof or otherwise enter into another intercreditor agreement (including the Asset Backed Credit Facility Intercreditor Agreement, if any) to the extent permitted under, and in accordance with the terms, conditions and provisions of, the applicable Secured Instruments; or (ix) to comply with the TIA, or with any requirement of the SEC arising from the qualification of the Indentures under the TIA. If an Asset Backed Credit Facility and related Asset Backed Credit Facility Intercreditor Agreement are entered into, in each case, to the extent permitted under, and in accordance with the terms, conditions and provisions of, the applicable Secured Instruments, then this Agreement shall be deemed amended to include, and shall be amended to so include, a reference to the “Asset Backed Credit Facility Intercreditor Agreement” each time (if applicable) “Intercreditor Agreement” is referred to herein.

(c) For purposes of voting under this Agreement, Secured Obligations registered in the name of or beneficially owned by the Company or any Affiliate of the Company will be deemed to be outstanding only to the extent deemed outstanding for purposes of voting under the respective Indentures.

(d) The Collateral Trustee will not enter into any amendment or supplement unless it has received a certificate of a Responsible Officer of the Company to the effect that such amendment or supplement will not result in a breach of any provision or covenant contained in any of the Secured Instruments. Prior to executing any amendment adding Collateral pursuant to this Section 6.3, the Collateral Trustee will be entitled to receive an Opinion of Counsel to the effect that the execution and delivery of such document is permitted hereunder and all conditions precedent thereto have been satisfied, and addressing customary creation and perfection (which Opinion of Counsel may be subject to customary assumptions and qualifications).

6.4 [Reserved].

6.5 Headings. The table of contents and the headings of sections have been included herein and in the other Trust Security Documents for convenience only and should not be considered in interpreting this Agreement or the other Trust Security Documents.

6.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.7 Successors and Assigns; Third Party Beneficiaries.

(a) This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of the Indemnified Parties and their respective successors and assigns (or, if applicable, permitted assigns), and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

(b) Each of the Indemnified Parties is a third-party beneficiary of this Agreement.

6.8 [Reserved].

6.9 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the other Trust Security Documents and the other Secured Instruments to which it is a party;

(b) neither the Collateral Trustee nor any Primary Holder Representative or other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement, any of the other Trust Security Documents and the other Secured Instruments, and the relationship between the Grantors, on the one hand, and the Collateral Trustee and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Trust Security Documents or Secured Instruments or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantors and the Secured Parties.

6.10 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. To the extent that the Collateral Account is deemed or construed to be a “deposit account” under the UCC, the parties hereto agree that New York is the “jurisdiction” of U.S. Bank National Association, in its capacity as Collateral Trustee hereunder, for purposes of §9-304 of the New York Uniform Commercial Code.

6.11 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of executed counterparts by facsimile or other electronic mail transmission (PDF) shall be deemed equally effective as delivery of originals.

6.12 Termination and Release

(a) Upon the termination of, and satisfaction in full of all of the obligations under, a Class of Primary Secured Obligations (other than contingent indemnification obligations for which no claim has been made), a Responsible Officer of the Company shall promptly provide written notice to the Collateral Trustee stating that the conditions for release of Collateral under the Secured Instruments for such Class have been satisfied and upon the Collateral Trustee’s receipt of such written notice, the Secured Obligations under such Class shall no longer be secured by the Collateral. Upon the Collateral Trustee’s receipt of such written notice with respect to each Class of Primary Secured Obligations, the security interests created by the Trust Security Documents shall terminate automatically and all right, title and interest of the Collateral Trustee in and to the Collateral shall revert to the Grantors, their successors and assigns.

(b) Upon the termination of the Collateral Trustee’s security interest and the release of the Collateral in accordance with Section 6.12(a), the Collateral Trustee will promptly, at the Company’s written request and expense (and in any event within five Business Days after receipt of such request), (i) execute and deliver to the Company such documents as the Company shall reasonably request to evidence the termination of such security interest or the release of such Collateral, or authorize the Company and its designees to file such UCC termination statements and notices of release of Liens as the Company shall reasonably request, and (ii) deliver or cause to be delivered to the Grantors all property of the Grantors then held by the Collateral Trustee or any agent thereof.

(c) So long as no Notice of Acceleration shall be in effect, upon the sale or other disposition of all the Capital Stock of a Grantor to any Person (other than the Company or any other Grantor) in a transaction permitted (or not prohibited, as the case may be) by all the Secured Instruments as certified in writing by a Responsible Officer of the Company: (i) such Grantor and each Subsidiary of such Grantor which is included in such sale or other disposition (such Grantor and each such Subsidiary being referred to herein as “Included Grantors”) shall cease to be a Grantor hereunder or a party to any Trust Security Document and shall be released automatically from its obligations pursuant hereto and thereto, (ii) the security interests created by the Trust Security Documents entered into by such Included Grantors in all right, title and interest of such Included Grantors in the Collateral, and the security interests created by the Trust Security Documents in the Capital Stock of such Included Grantors, shall terminate automatically, in each case only with respect to such Included Grantors and such Capital Stock (subject to any requirement with respect to the retention of Proceeds of such sale or other disposition subject to this Agreement or any other Trust Security Document) and (iii) any obligations of such Included Grantors shall, unless otherwise expressly notified by the Company to the Collateral Trustee and the Directing Parties in writing, automatically cease to be Secured Obligations. Upon any such termination and receipt by the Collateral Trustee of a certificate from a Responsible Officer of the Company or the relevant Grantor stating that such sale or other disposition is to a Person other than the Company or any other Grantor in a transaction permitted or not prohibited, as the case may be, by the Secured Instruments, the Collateral Trustee will promptly, at the Company’s request and expense (and in any event within five Business Days after receipt of such request), (x) execute and deliver to the Company and such Included Grantors (and the Grantor that pledged such Capital Stock under the Trust Security Documents) such documents as the Company shall reasonably request to evidence the termination of such security interest or the release of such Collateral, or authorize the Company and its designess to file such UCC termination statements and notices of release of Liens as the Company shall reasonably request, (y) deliver or cause to be delivered to such Included Grantors all property of such Included Grantors then held by the Collateral Trustee or any agent thereof and (z) deliver such Capital Stock to the Grantor that pledged such Capital Stock under the Trust Security Documents. A copy of any certificate by a Grantor to the Collateral Trustee under this Section 6.12(c) shall be sent simultaneously to the Directing Parties. The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this Section 6.12(c).

(d) Upon receipt by the Collateral Trustee of written notice from a Primary Holder Representative directing the Collateral Trustee to cause the Liens on a portion or all of the Collateral (identified in such notice) securing the applicable Primary Secured Obligations to be released and discharged, such Liens shall be automatically released and such Primary Secured Obligations shall no longer be secured by such Collateral, and the security interests created by the Trust Security Documents in such Collateral shall terminate automatically and all right, title and interest of the Collateral Trustee in and to such Collateral shall revert to the Grantors, their successors and assigns.

(e) So long as no Notice of Acceleration shall be in effect, upon receipt by the Collateral Trustee of written certification from a Responsible Officer of the Company (and in any event within five Business Days after receipt of such request) that physical possession of any Grantor’s property then held by the Collateral Trustee or any agent thereof or any separate trustee or co-trustee (including any promissory notes and related transfer documents, if any, constituting part of any Collateral) is necessary or customary to enforce (or would otherwise facilitate enforcement of) such Grantor’s remedies (or actions in lieu of the exercise of enforcement) against counterparties, or for the purpose of correction of defects, if any, under or in relation to any Collateral, or for the purpose of exchanging stock certificates or instruments for other stock certificates or instruments in a transaction not constituting a sale or disposition, the Collateral Trustee shall (i) cause to be delivered in escrow such property to such Grantor, the Company or its agents pending any enforcement action, exercise of rights or other customary actions in lieu of enforcement or for the purpose of correction of defects, if any, in each case in respect of any such promissory notes, stock certificates and related Collateral, and (ii) execute and deliver such documents (in form and substance reasonably satisfactory to the Company), and take such other actions in connection with such escrowed release as such Grantor or the Company may reasonably request in writing; it being understood that the delivery of any such property shall not constitute a release of the Collateral and any Proceeds received by such Grantor upon any such enforcement shall be subject to this Agreement and the other Trust Security Documents. A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this Section 6.12(e) shall be sent simultaneously to the Directing Parties. The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this Section 6.12(e).

(f) So long as no Notice of Acceleration shall be in effect, upon the sale or other disposition of Collateral to a third party (a “Third Party Sale”) and which transaction is permitted or not prohibited by all the Secured Instruments as certified in writing by a Responsible Officer of the Company, the security interests created by the Trust Security Documents in such Collateral (but not the Proceeds thereof) shall terminate automatically, and the Company or applicable Grantor shall promptly provide the Collateral Trustee with written certification that such sale or other disposition has occurred and is permitted or not prohibited by all the Secured Instruments. Upon receipt by the Collateral Trustee of a notice from the Company or other Grantor that such Grantor has entered or intends to enter into a binding contract for a Third Party Sale of Collateral, the Collateral Trustee shall, promptly upon receipt of such notice (and in any event within five Business Days after receipt of such notice), at such Grantor’s or the Company’s expense, (i) execute and deliver within five Business Days prior to the date of the contemplated closing under such Third Party Sale as notified by the Company or such Grantor, such documents (in form and substance reasonably satisfactory to the Grantors) as such Grantor or the Company shall reasonably request to evidence the termination of the security interest and Lien in, and release of, such Collateral upon completion of such Third Party Sale (subject to any requirement with respect to retention of the Proceeds of such Third Party Sale subject to this Agreement or any other Trust Security Document), or authorize the Company and its designees to file such UCC termination statements and notices of release of Liens as the Company shall reasonably request, and (ii) deliver, or cause to be delivered within five Business Days prior to the date of the contemplated closing under such Third Party Sale as notified by the Company or such Grantor, for release only upon completion of such Third Party Sale, to such Grantor or the Company all property (including any promissory notes and related transfer documents), if any, constituting part of such Collateral (and any related collateral) then held by the Collateral Trustee or any agent thereof. A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this Section 6.12(f) shall be sent simultaneously to the Directing Parties. The Company and the other Grantors hereby agree to hold in escrow at all times prior to the closing under the applicable Third Party Sale any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this Section 6.12(f).

(g) Upon receipt by the Collateral Trustee of written certification from a Responsible Officer of the Company that such Grantor has received, or has received notice that it will receive, a payment or prepayment in satisfaction or settlement in respect of any portion of the Collateral, the Collateral Trustee shall promptly at the Company’s request and expense (and in any event within five Business Days after receipt of such request), and as long as no Notice of Acceleration is then in effect (i) execute and deliver, for release only upon receipt by the applicable Grantor of such payment or prepayment in satisfaction or settlement, such documents (in form and substance reasonably satisfactory to the Grantors) as the Company shall reasonably request to evidence termination of the security interest and Lien in, and release of, such portion of Collateral (subject to any requirement with respect to retention of the Proceeds of such payment or prepayment under this Agreement or any other Trust Security Documents) and (ii) deliver, or cause to be delivered, for release only upon receipt by the Collateral Trustee of such payment or prepayment in satisfaction or settlement, to the Company all property (including any promissory notes and related transfer documents), if any, constituting part of such Collateral (and any related collateral) then held by the Collateral Trustee or any agent thereof. A copy of any certificate by a Grantor or the Company to the Collateral Trustee under this Section 6.12(g) shall be sent simultaneously to the Directing Parties. The Company and the Grantors hereby agree to hold in escrow any Collateral delivered to the Company or the Grantors, as applicable, by the Collateral Trustee pursuant to this Section 6.12(g).

(h) Upon a release of any senior Lien on any Collateral in accordance with Section 4.2 of the Intercreditor Agreement (or in accordance with any comparable provision of any other Trust Security Document now or hereinafter constituting an intercreditor agreement to which the Collateral Trustee is a party and all or any portion of the Collateral is subject including the Asset Backed Credit Facility Intercreditor Agreement, if any), the Collateral Trustee’s Lien on such Collateral shall be automatically released.

(i) Notwithstanding anything to the contrary contained in any Trust Security Document, the Lien granted under the Trust Security Documents shall not extend to any Excluded Property during the time that such assets constitute Excluded Property, but shall promptly attach thereto if at any time such assets no longer constitute Excluded Property.

(j) This Agreement shall terminate when the security interests granted under each of the other Trust Security Documents or otherwise in favor of the Secured Parties have terminated and the Collateral has been released as provided in Section 6.12(a) or (d); provided that the provisions of Sections 4.3, 4.4, 4.5, 4.6 and 4.7 as related to the reimbursement of expenses and costs of the Collateral Trustee, the indemnities of the Collateral Trustee and priority Liens of the Collateral Trustee and Sections 5.1, 5.2, 5.4 as related to exculpations and limitations of the duties and obligations of the Collateral Trustee, shall not be affected by any such termination.

(k) Notwithstanding any release to the Company of amounts from the Collateral Account pursuant to Section 2.11(b) or the release of any security interest or Lien pursuant to this Section 6.12, the Grantors and their assets will remain subject to the terms of the Secured Instruments, and the released amounts and other assets may not be applied except as permitted under the Secured Instruments.

(l) Upon the release, pursuant to, and in accordance with the terms and conditions of any of the foregoing provisions of this Section 6.12, of the Lien on all or any portion of (a) the Collateral under the Security and Collateral Agency Agreement or (b) the Collateral applicable to the Vehicle Title Custodial Agreement, the Collateral Trustee is hereby authorized and directed by the applicable Grantors to deliver instructions to or direct the collateral agent under the Security and Collateral Agency Agreement or the custodial administrator under the Vehicle Title Custodial Agreement, as applicable, to release such Collateral.

6.13 New Grantors. During the term of this Agreement, one or more additional Subsidiaries may, and shall, in accordance with the Secured Instruments, become a party to this Agreement by executing a joinder agreement, substantially in the form of Exhibit B attached hereto, whereupon such Subsidiary shall become a Grantor for all purposes and to the same extent as if originally a party hereto and shall be bound by this Agreement. Such Subsidiary shall comply with the applicable requirements of each Secured Instrument to which it is a party with respect to the creation and perfection of security interests in the Collateral in which it has rights. All obligations of the Grantors under this Agreement, including Grantors that become parties hereto after the date hereof, are joint and several.

6.14 Inspection by Regulatory Agencies. The Collateral Trustee shall make available, and shall cause each custodian and agent acting on its behalf in connection with this Agreement to make available, all Collateral in such Person’s possession at all times for inspection by the auditor of a Grantor or any regulatory agency having jurisdiction over any Grantor to the extent required by such regulatory agency in its discretion.

6.15 [Reserved]

6.16 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Trust Security Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) to the extent permitted by applicable law, consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this section any special, exemplary, punitive or consequential damages (it being understood and agreed that this waiver shall not limit the ability of any Indemnified Party to seek reimbursement on the terms and subject to the conditions of Section 4.6 for any special, exemplary, punitive or consequential damages payable by it).

6.17 WAIVERS OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COLLATERAL TRUSTEE AND EACH OF THE GRANTORS AND OTHER SECURED PARTIES PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER TRUST SECURITY DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.18 Primary Holder Representatives’ Rights and Protections. With respect to any action taken, permitted or required to be taken, or not taken by the Restructuring Note Indenture Trustee or the New Money Note Indenture Trustee under this Agreement, whether as a Directing Party or otherwise, the conduct of the Restructuring Note Indenture Trustee and the New Money Note Indenture Trustee shall be governed by the Restructuring Note Indenture or the New Money Note Indenture, as applicable, and the Restructuring Note Indenture Trustee and the New Money Note Indenture Trustee shall have the same rights and be entitled to the same protections and immunities as are set forth in the Restructuring Note Indenture or the New Money Note Indenture, as applicable, with respect to actions or inaction by the Restructuring Note Indenture Trustee and the New Money Note Indenture Trustee hereunder, as applicable.

SECTION 7.

DESIGNATION OF SECURED OBLIGATIONS

7.1 Designations of Secured Obligations. The Company may at any time and from time to time designate additional obligations (whether outstanding on the date of such designation or on a prospective “when issued basis”) as obligations that are secured by the Collateral pursuant to this Agreement in accordance with this Section 7 (it being understood that if such notice is prospective such designation is contingent upon the issuance or incurrence of the related obligations) if and only if such obligations Refinance any or all of the Restructuring Note Obligations and the New Money Note Obligations in a Qualifying Refinancing. The Company shall furnish each Notice of Designation to each Indenture Trustee promptly after delivering the same to the Collateral Trustee; provided that failure to deliver such notice shall not affect the validity of any such designation. If each Primary Holder Representative receives such notice and none of them notifies the Company within 10 Business Days following the receipt thereof that it disagrees with the certification described in clause (iii) of Section 7.2 when the proceeds of such Refinancing Debt are applied to repay Restructuring Note Obligations or New Money Note Obligations, as applicable, the designation of such additional obligations as Secured Obligations shall be binding upon the other holders of Secured Obligations for purposes of this Agreement; provided, however that nothing in this sentence shall constitute a waiver of any right or remedy of any Primary Holder Representative or other holder of Secured Obligations may have under any Secured Instrument with respect to the incurrence or designation of such obligations.

7.2 Designation of Refinancing Debt. Upon receipt by the Collateral Trustee of a written certification from a Responsible Officer of the Company, substantially in the form of Exhibit C attached hereto (each a “Notice of Designation”) (i) identifying the obligations the Company is designating as “Refinancing Debt” under this Agreement, (ii) identifying the Primary Holder Representative with respect thereto, (iii) designating whether such Refinancing Debt will be classified as Restructuring Note Obligations or New Money Note Obligations, (iv) certifying that the incurrence and designation of such Indebtedness or financial accommodation as Refinancing Debt hereunder is permitted by the applicable Secured Instruments, and (v) certifying that such Refinancing is a Qualifying Refinancing, such Indebtedness or other financial accommodation will become “Refinancing Debt” hereunder.

7.3 Termination of Designation. Once designated as secured pursuant to this Section 7, the relevant Secured Obligations shall remain secured pursuant to this Agreement until the first to occur of (i) the termination of this Agreement in accordance with Section 6.12, (ii) the payment in full of such Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and (iii) the delivery to the Collateral Trustee of the written consent of the relevant Primary Holder Representative or Secured Party to the release of the security interest in the Collateral securing such Secured Obligations.

SECTION 8.

PROVISIONS RELATING TO SECURED OBLIGATIONS

Each Secured Party shall be bound by the following terms:

8.1 Controlling Agreement. The Collateral Trustee shall be the secured party under the Trust Security Documents and shall hold the Collateral for the benefit of all the Secured Parties. Subject to Section 9 hereof pursuant to which the terms, conditions and provisions of the Intercreditor Agreement shall be controlling, the provisions contained herein and in the other Trust Security Documents concerning the Collateral and Proceeds shall be controlling, notwithstanding the terms of any agreement between any Secured Party and any Grantor under any other document or instrument between such parties, whether or not any bankruptcy or other insolvency proceeding shall at any time have been commenced with respect to any Grantor.

8.2 Incorrect Distribution. If any Secured Party receives any Proceeds of Collateral or any other Trust Monies in an amount in excess of the amount such Person is entitled to receive under the terms hereof, such Person shall (a) hold such excess amount in trust for the benefit of the Collateral Trustee until paid over to the Collateral Trustee and (b) shall promptly pay such excess amount to the Collateral Trustee. The Collateral Trustee shall promptly distribute the amount so received in accordance with the terms of Section 3.4.

8.3 Return of Trust Monies. If at any time payment, in whole or in part, of any Trust Monies distributed hereunder is rescinded or must otherwise be restored or returned by the Collateral Trustee or by any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each Person receiving any portion of such Trust Monies agrees, upon demand, to return the portion of such Trust Monies it has received to the Person responsible for restoring or returning such Trust Monies; provided that the Restructuring Note Indenture Trustee and the New Money Note Indenture Trustee shall not be required to return any such Trust Monies that have been distributed by the Restructuring Note Indenture Trustee or the New Money Note Indenture Trustee to the holders of the Restructuring Notes or the New Money Notes, as applicable, or to other third parties, or are otherwise no longer in the possession of the Restructuring Note Indenture Trustee or the New Money Note Indenture Trustee in their capacity as an Indenture Trustee.

8.4 Parties Having Other Relationships. Each Secured Party acknowledges and agrees that now and in the future the other Secured Parties or their respective Affiliates may lend to the Company or any of its Subsidiaries on a basis other than as covered by this Agreement or may accept deposits from, act as trustee under indentures of, act as servicing bank, cash management bank or any similar function under any credit relationship with, and generally engage in any kind of business with the Company or any of its Subsidiaries, all as if such Person were not a party to this Agreement. Except as set forth herein, each Secured Party acknowledges that the other Secured Parties and their respective Affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to such other existing and future relationships without any duty to account therefor to the other Secured Parties except as necessary to establish compliance with the provisions of this Agreement.

8.5 Waivers of Rights. Except as otherwise expressly set forth herein, so long as any of the Secured Obligations remain unpaid, the Secured Parties hereby agree to refrain from exercising any and all rights each may individually (i.e., other than through the Collateral Trustee) now or hereafter have applicable to the Collateral or to exercise any right pursuant to the Trust Security Documents or the UCC as in effect in any applicable jurisdiction or under similar provisions of the laws of any jurisdiction or under any bankruptcy or other insolvency laws or otherwise dispose of or retain any of the Collateral. The Secured Parties hereby agree not to take any action whatsoever to enforce any term or provision of the Trust Security Documents or to enforce any right with respect to the Collateral, in conflict with this Agreement or the terms and provisions of the other Trust Security Documents.

8.6 Permitted Exercise of other Rights. Except as otherwise specifically provided in this Section 8 and subject to the terms, conditions and provisions of the Intercreditor Agreement, each Secured Party shall have all the rights and remedies available to it under the Secured Instruments which are not Trust Security Documents to which they are a party upon the occurrence and during the continuation of an event of default, as defined in the relevant Secured Instrument, or at any other time, and without limiting the generality of the foregoing, each Secured Party shall have the independent right, exercised in accordance with the applicable Secured Instruments and applicable law, to do any of the following:

(a) accelerate payment of the Secured Obligations owing to such Secured Party pursuant to the Secured Instruments (other than this Agreement and the other Trust Security Documents) to which such Secured Party is a party;

(b) institute suit against any Grantor: (i) under the terms of the applicable Secured Instruments (excluding this Agreement and the other Trust Security Documents) for collection of the amounts owing thereunder or (ii) seeking an injunction, restraining order or any other similar remedy;

(c) seek the appointment of a receiver for any Grantor (but not any of the Trust Estate);

(d) file an involuntary petition under any bankruptcy or insolvency laws against any Grantor or file a proof of claim in any Insolvency Proceeding;

(e) during any Insolvency Proceeding of any Grantor, retain the right to vote; or

(f) take any other enforcement action with respect to any event of default pursuant to and in accordance with the Secured Instruments (other than this Agreement and the other Trust Security Documents) to which it is a party.

For the avoidance of doubt, after commencement of an Insolvency Proceeding, no individual Secured Party shall have the right to consent or object to (i) a proposed use, sale or lease of Collateral, (ii) any request for, or proposed agreement regarding, the provision of adequate protection or (iii) any request for, or proposed agreement regarding, the use of cash collateral (as defined in the Bankruptcy Code), in each case, to which the Majority New Money Note Class Holders and the Majority Restructuring Note Class Holders have agreed. In the absence of agreement by both Primary Holder Representatives, the rights of each individual Secured Party with respect to the matters described in clauses (i) through (iii) of the immediately preceding sentence are reserved.

8.7 Secured Obligations Unconditional. All rights and interests of the Secured Parties hereunder, and all agreements and obligations of the Secured Parties (and, to the extent applicable, the Grantors) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Secured Instrument;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Secured Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Secured Instrument;

(c) any exchange, release, voiding, avoidance or non-perfection of any Lien in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any Refinancing of all or any portion of the Secured Obligations or any guarantee or guaranty thereof;

(d) the commencement or discharge of any Insolvency Proceeding; or

(e) any other circumstances other than repayment of the outstanding Secured Obligations that otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or any Secured Party in respect of this Agreement.

8.8 Equal Ranking. The Collateral Trustee and each of the Secured Parties hereby agree that the Liens and security interest granted to the Collateral Trustee under the Trust Security Documents shall be treated, as among the Secured Parties, as being for the equal and ratable benefit of all the Secured Parties (subject to the provisions of this Agreement (including, without limitation, the priority of distributions set forth in Section 3.4) and the other Trust Security Documents), without preference, priority, prejudice or distinction as to any Lien of any Secured Party over any other Secured Party. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any of the Secured Obligations secured by the Collateral and notwithstanding any provision of the UCC of any jurisdiction, or any other applicable law or any defect or deficiencies in the Liens securing the Secured Obligations or any other circumstance whatsoever (but subject to Section 3.4), each member of the Restructuring Note Class and each member of the New Money Note Class shall have equal priority on a pari passu and a pro rata basis to all of the Collateral and Proceeds thereof.

8.9 No New Liens. The Secured Parties agree that (a) there shall be no Lien, and no Grantor shall have any right to create any Lien, on any assets of any Grantor securing any Secured Obligation if such assets are not subject to, and do not become subject to, a Lien of equal priority securing all the Secured Obligations on the same basis as set forth in Section 8.8 and (b) if any Secured Party shall acquire or hold any Lien on any assets of any Grantor securing any Secured Obligation which assets are not also subject to a Lien of the same priority securing the other Secured Obligations, then such Secured Party will without the need for any further consent of any other Secured Party, notwithstanding anything to the contrary in any other Secured Instrument, either (i) assign such Lien to the Collateral Trustee as security for the Secured Obligations or (ii) hold such Lien for the benefit of the Secured Parties, as directed by the Directing Parties. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the Secured Parties, the Secured Parties agree that any amounts received by or distributed to any of them while a Notice of Acceleration is in effect pursuant to or as a result of Liens granted in contravention of this Section 8.9 shall be subject to Section 3.4.

SECTION 9.

LIEN SUBORDINATION AND INTERCREDITOR AGREEMENT

The Liens on the Collateral securing the Secured Obligations are subordinated to the Liens on such Collateral securing the Bank Group Obligations, and the Liens on certain of the Collateral securing the Secured Obligations are also subordinated to certain Liens on certain of such Collateral securing the Pension Fund Obligations, in each case in the manner and to the extent provided in the Intercreditor Agreement. In the event of any conflict between this Agreement and the Intercreditor Agreement, the terms, conditions and provisions of the Intercreditor Agreement shall control.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

YRC WORLDWIDE INC.

By:
Name: Title:
Address for Notices: 10990 Roe Avenue Overland Park, Kansas 66211 Attn: Treasurer and General Counsel Fax: 913.323.9824 SUBSIDIARIES: EXPRESS LANE SERVICE, INC.

By:
Name:
Title:

IMUA HANDLING CORPORATION

By:
Name:
Title:

NEW PENN MOTOR EXPRESS, INC.

By:
Name:
Title:

ROADWAY EXPRESS INTERNATIONAL, INC.

By:
Name:
Title:

ROADWAY LLC

By:
Name:
Title:

[Collateral Trust Agreement]

ROADWAY NEXT DAY CORPORATION

By:
Name:
Title:

ROADWAY REVERSE LOGISTICS, INC.

By:
Name:
Title:

USF BESTWAY INC.

By:
Name:
Title:

USF CANADA INC.

By:
Name:
Title:

USF DUGAN INC.

By:
Name:
Title:

USF GLEN MOORE INC.

By:
Name:
Title:

USF HOLLAND INC.

By:
Name:
Title:

USF MEXICO INC.

By:
Name:
Title:

[Collateral Trust Agreement]

USF REDDAWAY INC.

By:
Name:
Title:

USF REDSTAR LLC

By:
Name:
Title:

USF SALES CORPORATION

By:
Name:
Title:

USF TECHNOLOGY SERVICES INC.

By:
Name:
Title:

USFREIGHTWAYS CORPORATION

By:
Name:
Title:

YRC ASSOCIATION SOLUTIONS, INC.

By:
Name:
Title:

YRC ENTERPRISE SERVICES, INC.

By:
Name:
Title:

YRC INC.

By:
Name:
Title:

[Collateral Trust Agreement]

YRC INTERNATIONAL INVESTMENTS, INC.

By:
Name:
Title:

YRC LOGISTICS SERVICES, INC.

By:
Name:
Title:

YRC MORTGAGES, LLC

By:
Name:
Title:

YRC REGIONAL TRANSPORTATION, INC.

By:
Name:
Title:

[Collateral Trust Agreement]

U.S. Bank National Association, as Collateral Trustee

By:
Name: Title:

Address for Notices:

Corporate Trust Services

50 S. 16th Street

MHL Code: EX-PA-WBSP

Philadelphia, PA 19102

Attention: George J. Rayzis

Fax: 215.761.9412

U.S. Bank National Association,

as the Restructuring Note Indenture Trustee

By:
Name: Title:

Address for Notices:

Corporate Trust Services

50 S. 16th Street

MHL Code: EX-PA-WBSP

Philadelphia, PA 19102

Attention: George J. Rayzis

Fax: 215.761.9412

U.S. Bank National Association,

as the New Money Note Indenture Trustee

By:
Name: Title:
Address for Notices: Corporate Trust Services 50 S. 16th Street MHL Code: EX-PA-WBSP Philadelphia, PA 19102 Attention: George J. Rayzis Fax: 215.761.9412

[Collateral Trust Agreement]

ANNEX I

Trust Security Documents

1.	The Mortgages relating to each of the real properties described on Schedule A hereto, in each case in favor of the Collateral Trustee.

2.	Each Deposit Account Control Agreement and Securities Account Control Agreement (as each of the foregoing terms are defined in the Security Agreement) listed on Schedule B hereto.

3.	Confirmatory Trademark, Copyright and Patent Agreements.

4.	Environmental Indemnity.

5.	Vehicle Title Custodial Agreement.

Schedule A

to Annex I to Collateral Trust Agreement

Schedule B

to Annex I to Collateral Trust Agreement

1.	Blocked Account Control Agreement (“Shifting Control”) among the Company, the Collateral Trustee, JPMorgan Chase Bank, National Association, as Administrative and Collateral Agent, and JPMorgan Chase Bank, N.A., as Bank.

2.	Blocked Account Control Agreement (“Lockbox and Lockbox Account — Shifting Control”) among the Company, the Collateral Trustee, JPMorgan Chase Bank, National Association, as Administrative and Collateral Agent, and JPMorgan Chase Bank, N.A., as Bank.

3.	Amended and Restated Deposit Account Control Agreement among the Company, the Collateral Trustee, JPMorgan Chase Bank, National Association, as Administrative and Collateral Agent, and Bank of America, N.A., as Bank.

4.	Amended and Restated Deposit Account Control Agreement among YRC Inc., the Collateral Trustee, JPMorgan Chase Bank, National Association, as Administrative and Collateral Agent, and Bank of America, N.A., as Bank.

EXHIBIT A

FORM OF NOTICE OF ACCELERATION

[Date]

To:	U.S. Bank National Association, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of July 22, 2011 among YRC Worldwide Inc. (the “Company”), the subsidiaries of the Company parties thereto, U.S. Bank National Association, as Restructuring Note Indenture Trustee, U.S. Bank National Association, as New Money Note Indenture Trustee and U.S. Bank National Association, as Collateral Trustee (the “Agreement”).

[The [Restructuring Note Obligations] [New Money Note Obligations] have not been paid in full at the stated final maturity and any applicable grace period has expired.] [An Event of Default has occurred and is continuing under the provisions of and as defined in the [Restructuring Note Indenture] [New Money Note Indenture ] and, as a result thereof, all Secured Obligations outstanding thereunder have become (or have been declared to be) due and payable in accordance with the terms of such Secured Instrument and have not been paid in full. [An Insolvency Proceeding has been commenced.]

Unless otherwise provided herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF Primary Holder Representative], as Primary Holder Representative

By:
Name: Title:

EXHIBIT B

FORM OF JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of [                ], 2011 (this “Joinder Agreement”), made by                 , a                  corporation (the “New Grantor”) in favor of U.S. Bank National Association, as Collateral Trustee under the Agreement referred to below (in such capacity, the “Collateral Trustee”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, YRC Worldwide Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company (together with the Company, the “Grantors”), U.S. Bank National Association, as Restructuring Note Indenture Trustee, U.S. Bank National Association, as New Money Note Indenture Trustee and the Collateral Trustee have entered into the Collateral Trust Agreement, dated as of July 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the New Grantor desires to become a party to the Agreement in accordance with Section 6.13 of the Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Agreement. By executing and delivering this Joinder Agreement, the New Grantor hereby becomes a party to the Agreement as a “Grantor” thereunder and, without limiting the foregoing, hereby expressly assumes all obligations and liabilities of a “Grantor” thereunder.

2. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[NEW GRANTOR]

By:
Name: Title:

Address for Notices: Fax:

Acknowledged and Agreed: U.S. Bank National Association

By:

Name:

Title:

EXHIBIT C

FORM OF NOTICE OF DESIGNATION

[Date]

To:	U.S. Bank National Association, as Collateral Trustee

Re:	Collateral Trust Agreement, dated as of July 22, 2011, among YRC Worldwide Inc. (the “Company”), the subsidiaries of the Company parties thereto, U.S. Bank National Association, as Restructuring Note Indenture Trustee, U.S. Bank National Association, as New Money Note Indenture Trustee and U.S. Bank National Association, as Collateral Trustee (the “Agreement”).

Pursuant to Section 7.2 of the Agreement, the Company hereby:

(i) designates [identify obligations] as “Refinancing Debt” under the Agreement;

(ii) represents, warrants and certifies that such Refinancing is a Qualifying Refinancing;

(iii) confirms that the Primary Holder Representative with respect to such [Refinancing Debt] shall be                 ;

(iv) confirms that such Refinancing Debt shall be classified as [Restructured Note Obligations] [New Money Note Obligations]; and

(v) certifies that the incurrence and designation of such obligations as provided above is permitted by the Secured Instruments.

Terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

YRC WORLDWIDE INC.

By:
Name: Title: